Ticker Symbol By Class
	A	C	I
Miller Market Neutral Income Fund	MMNAX	MMNCX	MMNIX

PROSPECTUS

October 21, 2021

1-877-441-4434

www.MillerFamilyOfFunds.com

Investment Advisor

Wellesley Asset Management, Inc.
20 William Street

Wellesley, MA 02481

781-416-4000

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY	1

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	6

MANAGEMENT OF THE FUND	12

INFORMATION ABOUT SHARES	14

HOW TO PURCHASE SHARES	15

HOW TO REDEEM SHARES	21

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	24

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	25

DISTRIBUTION OF SHARES	26

Distribution Fees	26

Additional Compensation to Financial Intermediaries	26

Householding	26

FINANCIAL HIGHLIGHTS	27

PRIVACY NOTICE	28

APPENDIX A: INTERMEDIARY-SPECIFIC SALES CHARGE WAIVERS AND DISCOUNTS	A-1

FUND SUMMARY
— MILLER MARKET NEUTRAL INCOME FUND

Investment Objective

The Fund’s primary investment objective is to maximize current income consistent with stability of principal. The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 15 of the Fund’s Prospectus. In addition, descriptions of the sales load waivers and/or discounts for Class A shares with respect to certain financial intermediaries are reproduced in “Appendix A: Intermediary-Specific Sales Charge Waivers and Discounts” to the Prospectus based on information provided by the financial intermediary.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of offering price)	None(1)	None	None
Maximum Sales Charge (Load) on Reinvested Dividends and Other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.50%	1.00%	0.00%
Other Expenses	0.31%	0.31%	0.31%
Total Annual Fund Operating Expenses	1.56%	2.06%	1.06%
Less: Advisory Fee Waiver and Reimbursement(2)	(0.01)%	(0.01)%	(0.08)%
Total Annual Fund Operating Expenses After Advisory Fee Waive and Reimbursement	1.55%	2.05%	0.98%

(1)	There is a 1.00% contingent deferred sales charge (“CDSC”) for investments of $250,000 or more (see “How to Purchase Shares” below) on Class A shares sold within the first 18 months of purchase, unless you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC (see “Waiver of Contingent Deferred Sales Charges” below).

(2)	Wellesley has contractually agreed to waive its advisory fee and/or reimburse expenses of the Fund until February 28, 2023, to the extent necessary to limit the Total Annual Fund Operating Expenses (subject to the following exclusions) of each class to a specified percentage of such class’ average daily net assets. Pursuant to an expense limitation agreement, the Total Annual Fund Operating Expenses (subject to the following exclusions) will be limited to the annualized rate of 1.55%, 2.05% and 0.98% of the average daily net assets attributable to Class A, Class C and Class I shares, respectively (the “Expense Limitation”). The Expense Limitation will exclude (not limit) interest on borrowings, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, and extraordinary expenses not incurred in the ordinary course of the Fund’s business (e.g., litigation, indemnification). The expense limitation agreement provides that Wellesley may recoup from a class any amount reimbursed if such class’ Total Annual Fund Operating Expenses fall below the Expense Limitation during the 36-month period following such waiver or reimbursement, provided the Fund is able to effect recoupment while remaining in compliance with applicable Expense Limitations. The Expense Limitation may be terminated with respect to the Fund upon a writing duly executed between Wellesley and the Trust.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years
Class A	$527	$848
Class C	$208	$645
Class I	$100	$329

1

FUND SUMMARY
— MILLER MARKET NEUTRAL INCOME FUND (continued)

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund has only recently commenced operations.

Principal Investment Strategies

Wellesley Asset Management, Inc. (“Wellesley” or the “Advisor”), the Fund’s advisor, seeks to achieve maximum current income while remaining market neutral by achieving a low correlation to the fluctuations of the U.S. stock market.

The Fund invests in equity, convertible and synthetic convertible securities of companies with a dollar-weighted average maturity of any duration. The Fund takes long and short positions in securities of issuers without regard to market capitalization. The Fund may purchase put options to help insulate the Fund from market risk.

Convertible bonds are generally obligations of a company that can be converted into a predetermined number of shares of common stock of the company issuing the security. Convertible bonds generally offer both defensive characteristics (i.e., may provide income during periods when the market price of the underlying common stock declines) and upside potential (i.e., may provide capital appreciation when the market price of the underlying common stock rises). The Fund is not restricted with respect to the credit quality of its holdings and invests in some convertible bonds that are rated less than investment grade or determined to be of comparable credit quality by Wellesley. Synthetic convertible bonds are financial instruments created by combining two or more separate securities that, in total, have returns that are similar to a convertible bond. Synthetic convertible bonds are created by third parties which typically are investment banks and brokerage firms. There is no limit on the portion of the Fund’s portfolio that is allocated among convertible bonds and synthetic convertibles. The Fund generally invests in securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the Securities Act of 1933.

Wellesley purchases a convertible bond when it believes there is a high probability that the principal amount of the fixed-income component of the investment will be repaid upon put or maturity and the conversion component offers potential upside. Wellesley attempts to identify convertible bonds that are trading at attractive valuations relative to Wellesley’s evaluation of the issuer’s creditworthiness. Wellesley’s investment process includes the use of both quantitative and fundamental research on each issuer to analyze credit quality and the specific terms of each offering. In general, Wellesley sells securities when an issuer’s credit quality deteriorates, the conversion feature of a security is no longer a likely source of capital appreciation, to increase diversification, or when Wellesley believes more attractive investments are available. Wellesley diversifies the Fund’s portfolio in terms by company, industry, sector and other factors in attempt to lower the risks of the portfolio.

In an effort to enhance income, the Fund may write call and put options. The Fund may write call options on individual equity securities and convertible bonds that are in the Fund’s portfolio. In addition, the Fund may write call options on ETFs and securities indexes.

In an effort to minimize the downside risk of individual equity security and convertible bond holdings or the Fund’s portfolio in its entirety, the Fund may purchase put options on individual securities, ETFs and securities indexes.

The Fund may invest in stock of, warrants to purchase stock of, and other interests in special purpose acquisition companies (SPACs) or similar special purposes entities. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company.

The Fund may employ leverage, in the form of borrowing, to increase the potential gain from attractive securities selection. Such borrowing can benefit the Fund if the net rate of return on its investments purchased with the proceeds of the loan exceeds the interest or fees payable thereon. The Fund may use indebtedness in an amount up to approximately 33 1/3% of the Fund’s total assets (including borrowing proceeds) to leverage the Fund’s portfolio.

2

FUND SUMMARY
— MILLER MARKET NEUTRAL INCOME FUND (continued)

Principal Investment Risks

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment. Therefore, before you invest in this Fund you should carefully evaluate the risks. The price of Fund shares will increase and decrease according to changes in the value of the Fund’s investments. The other principal risks of investing in the Fund are:

●	Active Management Risk: Wellesley’s objective judgments about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Fund’s investment strategy will produce the desired results.

●	Convertible Hedging Risk: If the market price of the underlying common stock increases above the conversion price on a convertible security, the price of the convertible security will increase. The Fund’s increased liability on any outstanding short position would, in whole or in part, reduce this gain.

●	Convertible Bond Risk: Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities. Convertible bonds that are rated below investment grade are subject to the risks associated with high-yield investments. Convertible bonds may have less market liquidity and their prices may be more volatile than equity and fixed-income securities.

●	Counterparty Credit Risk: The Fund makes investments in financial instruments and over-the-counter (“OTC”) traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations.

●	Covered Call Writing Risk: As the writer of a covered call option on a security, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security, covering the call option above the sum of the premium and the exercise price of the call.

●	Derivatives Risk: The derivative instruments in which the Fund may invest either directly or through an underlying fund, may be more volatile than other instruments. The risks associated with investments in derivatives also include liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the market value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the portfolio manager.

●	Equity Securities Risk: The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time.

●	Hedging Risk: The Fund may, but is not required to, engage in various investments or transactions that are designed to hedge a position that the Fund holds. There can be no assurance that the Fund’s hedging investments or transactions will be effective. Hedging investments or transactions involve costs and may reduce gains or result in losses, which may adversely affect the Fund.

●	Interest Rate Risk: The market value of debt securities tends to decline as interest rates increase and tends to increase as interest rates decline. An issuer of a debt security may not be able to make principal and interest payments on the security as they become due. Debt securities may also be subject to prepayment or redemption risk, which tends to increase when the coupon or interest payment is greater than prevailing interest rates.

●	Limited History of Operations Risk: The Fund is a new mutual fund and has a limited history of operations for investors to evaluate.

●	Leverage Risk: Borrowing and certain transactions such as swaps in which the Fund is permitted to engage may effectively add leverage and thus leverage risk to the Fund’s portfolio. The Fund may segregate or “earmark” liquid assets or otherwise cover such transactions in an effort to mitigate the leverage risk such transactions present. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged.

3

FUND SUMMARY
— MILLER MARKET NEUTRAL INCOME FUND (continued)

●	Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

●	Options Risk: The Fund’s ability to close out its position as a purchaser or seller of an over-the-counter or exchange-listed put or call option is dependent, in part, upon the liquidity of the options market. There are significant differences between the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. The Fund’s ability to utilize options successfully will depend on the ability of the Fund’s investment adviser to predict pertinent market movements, which cannot be assured. By writing call options, the Fund is subject to the risk of counterparty default, as well as the potential for unlimited loss.

●	Portfolio Selection Risk: The value of your investment may decrease if the investment adviser’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry, or sector or about market movements is incorrect.

●	Portfolio Turnover Risk: Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

●	Private Placement and Illiquid Securities Risk: Certain securities are privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the Securities Act of 1933. If any Rule 144A security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

●	Recent Market Events Risk: U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic, which has resulted in public health issues, growth concerns in the U.S. and overseas, layoffs, rising unemployment and reduced consumer spending. The effects of COVID-19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time. As a result of this significant volatility, many of the risks discussed herein associated with an investment in the Fund may be increased.

●	Short Sale Risk: The Fund may incur a loss (without limit) as a result of a short sale if the market value of the borrowed security (i.e., the Fund’s short position) increases between the date of the short sale and the date the Fund replaces the security. The Fund may be unable to repurchase the borrowed security at a particular time or at an acceptable price.

●	Small- and Mid-Capitalization Companies Risk. Compared to large-capitalization companies, small- and mid-capitalization companies may be less stable and more susceptible to adverse developments. In addition, the securities of small- and mid-capitalization companies may be more volatile and less liquid than those of large-capitalization companies.

●	Special Purpose Acquisition Companies (SPACs). Investments in SPACs and similar entities are subject to a variety of risks beyond those associated with other equity securities. Because SPACs and similar entities do not have any operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify a merger target and complete an acquisition. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. As a result, it is possible that an investment in a SPAC may lose value.

●	Synthetic Convertible Bond Risk: Synthetic convertible bonds are derivative debt securities and are subject to the creditworthiness of the counterparty of the synthetic security. The value of a synthetic convertible bond may decline substantially if the counterparty’s creditworthiness deteriorates. The value of a synthetic convertible bond may also respond differently to market fluctuations than a convertible bond because a synthetic convertible is composed of two or more separate securities, each with its own market value.

●	Tax Risk: The federal income tax treatment of convertible securities or other securities in which the Fund may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult to comply with the tax requirements applicable to RICs if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service.

4

FUND SUMMARY
— MILLER MARKET NEUTRAL INCOME FUND (continued)

●	Underlying Funds Risk: The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objective and the policies are permissible under the 1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (1) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one Investment company being held by the Fund or (3) more than 5% of the Fund’s total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of money market funds or of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company, or to purchases of investment companies done in accordance with SEC exemptive relief or rules. Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. Additionally, if the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, closed end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. You will find a more complete discussion of risk beginning on page 8 of the Fund’s Prospectus.

Performance

Because the Fund has only recently commenced investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the Prospectus. Also, shareholder reports containing financial and performance information will be made available to shareholder semi-annually. Updated performance information will be available at no cost by visiting www.MillerFamilyOfFunds.com or by calling 1-877-441-4434.

Investment Advisor

Wellesley Asset Management, Inc.

Portfolio Managers

Greg Miller, Chief Executive Officer of Wellesley; Michael Miller, Chief Investment Officer and President of Wellesley; Howard Needle, Portfolio Manager of Wellesley; and James Buckham, Portfolio Manager of Wellesley, share responsibility for the day-to day management of the Fund. Each Co-Portfolio Manager has served in that capacity since the Fund’s inception in 2021.

Purchase and Sale of Fund Shares

The minimum initial investment to open an account in Class A and Class C shares is $2,500 for regular accounts and $500 for retirement accounts. The minimum initial investment for Class I shares is $1 million for all account types. The minimum subsequent investment for all classes is $100 for all account types. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open. Purchases and redemptions may be made by mailing an application or redemption request to Miller Convertible Bond Fund c/o Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn Nebraska 68022-3474, by calling 1-877-441-4434 or by visiting www.MillerFamilyOfFunds.com.

Tax Information

Dividends and capital gain distributions from the Fund, whether reinvested in additional Fund shares or received in cash, are taxable as either ordinary income or capital gains for federal income tax purposes unless you are tax-exempt or investing through a tax-deferred account such as an IRA or 401(k) plan, in which case you may be taxed upon withdrawal of monies from the tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

The Miller Market Neutral Income Fund (the “Fund”) may engage in certain investment strategies in addition to the Fund’s principal investment strategies.

Wellesley will purchase a bond or a convertible bond when it believes there is a high probability that the principal amount of the fixed-income component of the investment will be repaid upon put or maturity and the conversion component offers potential upside. Wellesley attempts to identify convertible bonds that are trading at attractive valuations relative to Wellesley’s evaluation of the issuer’s creditworthiness. Wellesley’s investment process includes the use of both quantitative and fundamental research on each issuer to analyze credit quality and the specific terms of each offering.

Wellesley typically applies a multiple-step approach when evaluating convertible bonds, which includes:

●	evaluating the default risk of the convertible bonds using traditional credit analysis;

●	analyzing the convertible bond’s underlying common stock to determine its capital appreciation potential;

●	assessing the risk/return potential of the convertible bond; and

●	evaluating the convertible bond’s impact on the overall composition of the Fund’s portfolio.

In analyzing the appreciation potential of the underlying common stock and the default risk of the convertible bond, Wellesley generally considers the following characteristics of the issuer: financial soundness; ability to make interest and dividend payments; earnings and cash-flow forecast. With respect to each company, Wellesley usually reviews:

●	growth trends;

●	financial health, including debt to equity ratios, return on equity, return on assets and return on invested capital; and

●	market multiples including price-earnings (“P/E”) ratios and price-earnings-growth (“PEG”) ratios.

Wellesley may sell a security under the following circumstances:

●	if there are adverse changes in the issuer’s actual and/or projected earnings, credit deterioration, accounting fraud, or an adverse outlook for the particular industry or sector;

●	if there is a decline in the price of the underlying security and the prospects for capital appreciation are not attractive;

●	to increase portfolio diversification, to meet the liquidity needs of the Fund, or to increase principal protection of an appreciated asset; or

●	if the issuer has announced a call for the bond, or as a put date approaches, and Wellesley believes that selling the bond in advance of the call or put and re-deploying the proceeds would be beneficial to the Fund.

In general, Wellesley purchases securities that it believes are attractively valued and sells them when an issuer’s credit quality deteriorates or the conversion feature of a security is no longer a likely source of capital appreciation. Although the Fund’s portfolio will generally invest in several different industries, the Fund can invest a significant percentage of its assets in a particular market sector.

Bonds. The Fund invests in debt obligations of U.S. companies and the U.S. government. Such U.S. government securities include a variety of securities that are issued or guaranteed as to the payment of principal and interest by the U.S. government, or by various agencies and instrumentalities established or sponsored by the U.S. government. The Fund may also invest in debt securities issued by state and local municipalities. The corporate debt obligations in which the Fund may invest includes, but are not limited to, bonds, notes, debentures, and commercial paper of U.S. companies. Debt securities may pay fixed, variable, inflation-indexed, or other rates of return, including zero coupon and original issue discount bonds. The Fund may invest in debt securities of any quality, including debt securities that are below investment grade (commonly called “high yield” or “junk” bonds).

6

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS — (continued)

Convertible Bonds. Convertible bonds possess two principal characteristics: a fixed-income component and a convertible component. The fixed-income component is designed to ensure the return of principal and may offer some interest income as well. The convertible component contains the right to exchange the bond for a predetermined number of shares of common stock of the issuer. By permitting the Fund to exchange its investment for common stock, the cash value of a security, or a basket or index of securities, convertible bonds may enable the Fund to benefit from increases in the market price of the underlying securities. Because of this potential for gains, convertible bonds may bear interest at a rate below the interest rate that the same issuer would pay on a similar security without a conversion feature. Holders of convertible bonds typically have a claim on the assets of the issuer that takes priority over the holders of preferred or common stock but is subordinated to similar non-convertible bonds of the same issuer in case of liquidation. Depending on the terms of the convertible bond’s prospectus, the issuer may have the right to settle the bondholders’ conversion request in stock only, cash only, or in cash and stock.

In addition, many convertible bonds purchased by the Fund are issued with a “call” feature that may allow the issuer to redeem the security at various times. Conversely, certain convertible securities may provide a “put option,” which entitles the holder to force the redemption of the security at a stated principal amount at one or more future dates.

Convertible Preferred Stock. The Fund may invest in convertible preferred stocks which allow the Fund to convert the preferred shares into a fixed number of common shares, usually after a predetermined date. Like preferred stock, convertible preferred stock generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends.

Derivative Instruments and Aggressive Investment Techniques. The Fund may use investment techniques, including derivatives transactions that may be considered aggressive. Derivative instruments, including swaps, futures and options, enable the Fund to create or seek greater exposure to target investments that would not typically be available by purchasing only traditional equity and fixed-income securities. The use of these derivative securities produces economically “leveraged” investment results. The Fund’s investments in futures, options contracts and swap agreements will be collateralized by U.S. government securities and repurchase agreements.

Leverage. Leverage arises when the Fund engages in transactions that enable it to achieve more investment exposure than could be obtained from fully investing the Fund’s assets. The use of leverage magnifies the effect of market movements and the resulting gains or losses. The Fund also may seek to leverage its portfolio with borrowings from banks to increase the potential for gain from favorable securities selection. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is generally not permitted to incur indebtedness unless immediately after such borrowing the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness. Accordingly, the Fund expects to limit its borrowings for investment purposes to 33 1/3% of the value of the Fund’s total assets (including the amount borrowed).

Private Placement and Illiquid Securities. The Fund may invest in securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the Securities Act of 1933. Normally, the Fund purchases Rule 144A securities only if Wellesley has determined them to be liquid, that is, readily marketable. If qualified institutional buyers are unwilling to purchase these Rule 144A securities, certain of the Fund’s assets could be invested in illiquid securities. If any Rule 144A security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

Special Purpose Acquisition Company (SPAC). A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. Investments in SPACs and similar entities are subject to a variety of risks beyond those associated with other equity securities. Because SPACs and similar entities do not have any operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify a merger target and complete an acquisition. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock.

Swaps. A swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market.

7

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS — (continued)

Synthetic Convertible Bonds. The Fund invests in synthetic convertible bonds which are packaged by investment banks and brokerage firms. Synthetic convertible bonds include SELPs that combine unrelated securities which together have the characteristics of convertible securities: a fixed-income component and a convertible component. The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as zero coupon, corporate or government bonds. The convertible component is achieved by investing in warrants or options to buy or sell common stock or various indices at a certain exercise price, or options on a stock index.

Synthetic convertible bonds also include index-linked and equity-linked convertible structured notes. Index-linked and equity-linked notes are securities, the value of which fluctuates based on the value of a basket of stocks or other securities (in the case of index-linked notes) or a single security (in the case of equity-linked notes). Many index-linked and equity-linked notes have a guarantee feature (usually supplied by a brokerage house or bank) that guarantees return of the original issue price, providing substantial protection against a decline in price, while preserving the ability for capital appreciation if the underlying basket of securities increases in value.

Temporary Investments. To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. The Fund may also invest a substantial portion of its assets in money market mutual funds at any time to maintain liquidity or pending selection of investments in accordance with its policies.

U.S. Dollar-Denominated Foreign Bonds. The Fund may invest in bonds of non-U.S. companies that are denominated in U.S. dollars. Such investments are typically made in order to gain exposure to a larger universe of bonds, and/or international debt markets generally, while undertaking less currency risk than compared to purchases of non-U.S. denominated bonds.

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s NAV and performance.

●	Active Management Risk: Wellesley’s objective judgments about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Fund’s investment strategy will produce the desired results.

●	Convertible Hedging Risk: If the market price of the underlying common stock increases above the conversion price on a convertible security, the price of the convertible security will increase. The Fund’s increased liability on any outstanding short position would, in whole or in part, reduce this gain.

●	Convertible Bond Risk: Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities. Because convertible bonds may be exchanged for a predetermined number of shares of common stock, they exhibit risks associated with the underlying equity securities especially when their conversion value is the same as the value of the bond. Convertible bonds are similar to fixed-income debt securities because they usually pay a fixed interest rate (or dividend) and are obligated to repay principal on a given date in the future. They are particularly sensitive to changes in interest rates when their conversion value is lower than the value of the bond. If a convertible bond held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company’s common stock or cash or sell it to a third party at a time that may be unfavorable to the Fund. Convertible bonds may have less market liquidity and their prices may be more volatile than equity and fixed-income securities. Convertible bonds that are rated below investment grade are subject to the risks associated with high-yield investments.

●	Counterparty Credit Risk: The Fund makes investments in financial instruments and over-the-counter (“OTC”)-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.

●	Covered Call Writing Risk: As the writer of a covered call option on a security, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security, covering the call option above the sum of the premium and the exercise price of the call.

8

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS — (continued)

●	Derivative Risk: The Fund may use investment techniques that may be considered aggressive. Risks associated with the use of derivative instruments, including futures contracts, swap agreements, options and options on futures contracts include potentially dramatic price changes (losses) in the value of the instruments, the loss of premium on unexercised derivatives, and imperfect correlations between the price of the contract and the underlying security or instrument. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

●	Equity Securities Risk: The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

●	Hedging Risk: The Fund may, but is not required to, engage in various investments or transactions that are designed to hedge a position that the Fund holds. There can be no assurance that the Fund’s hedging investments or transactions will be effective. Hedging investments or transactions involve costs and may reduce gains or result in losses, which may adversely affect the Fund.

●	Interest Rate Risk: The market value of fixed-income (and, to a lesser extent, variable rate) debt securities tends to decline as interest rates increase and tends to increase as interest rates decline. Debt securities are also subject to credit risk, which is the risk that an issuer of a debt security may not be able to make principal and interest payments on the security as they become due. Debt securities may also be subject to prepayment or redemption risk, which tends to increase when the coupon or interest payment is greater than prevailing interest rates. The Fund’s performance may suffer when it must reinvest the proceeds from existing investments (upon their prepayment, redemption, call, maturity, etc.) at a lower rate of interest or return. This generally occurs during periods of falling interest rates when prepayments or redemptions typically accelerate as borrowers refinance their obligations to take advantage of more attractive rates.

●	Leverage Risk: Certain transactions such as swaps in which the Fund is permitted to engage may effectively add leverage and thus leverage risk to the Fund’s portfolio. The Fund may segregate or “earmark” liquid assets or otherwise cover such transactions in an effort to mitigate the leverage risk such transactions present. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged.

●	Limited History of Operations Risk: The Fund is a new mutual fund and has a limited history of operations for investors to evaluate.

●	Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

●	Options Risk: The Fund’s ability to close out its position as a purchaser or seller of an over-the-counter or exchange-listed put or call option is dependent, in part, upon the liquidity of the options market. There are significant differences between the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. The Fund’s ability to utilize options successfully will depend on the ability of the Fund’s investment adviser to predict pertinent market movements, which cannot be assured. The Fund may also purchase or write over-the-counter put or call options, which involves risks different from, and possibly greater than, the risks associated with exchange-listed put or call options. In some instances, over-the-counter put or call options may expose the Fund to the risk that a counterparty may be unable or unwilling to perform according to a contract, and that any deterioration in a counterparty’s creditworthiness could adversely affect the instrument. In addition, the Fund may be exposed to a risk that losses may exceed the amount originally invested. By writing call options, the Fund is subject to the risk of counterparty default, as well as the potential for unlimited loss.

●	Portfolio Selection Risk: The value of your investment may decrease if the investment adviser’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry, or sector or about market movements is incorrect.

●	Portfolio Turnover Risk: The Fund is required to distribute its net realized capital gains annually under federal tax laws. The Fund’s investment strategy may involve frequent trading, which will lead to higher portfolio turnover and could generate potentially large amounts of net realized capital gains in a given year. To the extent the Fund experiences an increase in brokerage commissions due to higher turnover, the Fund’s performance could be negatively impacted.

●	Private Placement and Illiquid Securities Risk: Certain securities are privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the Securities Act of 1933. If any Rule 144A security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

9

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS — (continued)

●	Recent Market Events Risk: U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic, which has resulted in public health issues, growth concerns in the U.S. and overseas, layoffs, rising unemployment and reduced consumer spending. The effects of COVID-19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time. As a result of this significant volatility, many of the risks discussed herein associated with an investment in the Fund may be increased.

●	Short Sale Risk: Short sales involve risks. The Fund may incur a loss (without limit) as a result of a short sale if the market value of the borrowed security (i.e., the Fund’s short position) increases between the date of the short sale and the date the Fund replaces the security. The Fund may be unable to repurchase the borrowed security at a particular time or at an acceptable price. The Fund might be unable to implement these strategies because of the lack of attractive short sale opportunities. If a convertible security used to cover a short position is called before conversion, the Fund may be required to purchase the security sold short at a price in the open market above the price at which the Fund had sold the security short.

●	Small- and Mid-Capitalization Companies: Compared to large-capitalization companies, small- and mid-capitalization companies may be less stable and more susceptible to adverse developments. In addition, the securities of small- and mid-capitalization companies may be more volatile and less liquid than those of large-capitalization companies.

●	Special Purpose Acquisition Companies (SPACs). Because SPACs and similar entities are so-called “blank check companies” and do not have any operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify a merger target and complete an acquisition. An investment in a SPAC or similar entity is subject to a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by a Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) a Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in an SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in an SPAC may develop, leaving a Fund unable to sell its interest in an SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (ix) the values of investments in SPACs may be highly volatile and may depreciate significantly over time. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. As a result, it is possible that an investment in a SPAC may lose value.

●	Swaps: Swap agreements may effectively add leverage to a fund’s portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap. The primary risks associated with total return swaps are credit risk (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset). Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory exchange trading and central clearing. Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity but exchange trading and central clearing do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.

●	Synthetic Convertible Bond Risk: Synthetic convertible bonds are derivative debt securities and are subject to the creditworthiness of the counterparty of the synthetic security. The value of a synthetic convertible bond may decline substantially if the counterparty’s creditworthiness deteriorates. The value of a synthetic convertible bond may also respond differently to market fluctuations than a convertible bond because a synthetic convertible is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls on the wrong side of the exercise price of the warrant or option, the warrant or option may lose all value. A default in the bond portion of the synthetic convertible security could result in substantial loss.

10

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS — (continued)

●	Tax Risk: The federal income tax treatment of convertible securities or other securities in which the Fund may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult to comply with the tax requirements applicable to RICs if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service. Any such failure to comply with the rules applicable to RICs could cause the Fund to fail to qualify as such.

●	Underlying Funds Risk: The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objective and the policies are permissible under the 1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (1) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund or (3) more than 5% of the Fund’s total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of money market funds or of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company, or to purchases of investment companies done in accordance with SEC exemptive relief or rule. Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. If the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, closed end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, the Fund may engage in short sales of the securities of other investment companies. When the Fund shorts securities of another investment company, it borrows shares of that investment company which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.

The following risks are non-principal investment risks of investing in the Fund:

●	High Yield Risk: Lower-quality securities, such as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These securities offer the potential for higher return, but also involve greater risk than securities of higher quality, including an increased possibility that the issuer, obligor or guarantor may not be able to make its payments of interest and principal. Lower credit quality high yield securities are especially sensitive to adverse economic and competitive industry conditions and may have significant default rates and price volatility. If an issuer defaults, the value of the security may decrease, and the Fund’s share price may decrease. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell its securities. Such securities may also be subject to resale restrictions. The lack of a liquid market for these bonds could make the bonds more difficult to value. As a result, high yield debt instruments also generally pose a greater risk of being valued incorrectly by the market or the Fund.

●	Swaps: Swap agreements may effectively add leverage to a fund’s portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap. The primary risks associated with total return swaps are credit risk (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset). Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory exchange trading and central clearing. Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity but exchange trading and central clearing do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.

Please see the Fund’s Statement of Additional Information (“SAI”) for a further discussion of risks. Information on the Fund’s recent portfolio holdings can be found in the Fund’s current annual, semi-annual or quarterly reports. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is also available in the SAI.

11

MANAGEMENT OF THE FUND

Investment Advisor

Wellesley Asset Management, Inc., located at 20 William Street, Wellesley, MA 02481, is the investment advisor to the Fund pursuant to separate Investment Advisory Agreements between Wellesley and the Miller Investment Trust (the “Trust”) for the Fund.

Wellesley is a registered investment advisor founded in 1991. Greg Miller, CPA, and founder of Wellesley, has managed private accounts specializing in investing in convertible bonds using an absolute return strategy. This strategy seeks to maximize returns while protecting principal by, among other things, investing in convertible bonds, synthetic convertibles, index and equity linked notes and other investment products. As of September 30, 2021, Wellesley had assets under management of approximately $2.6 billion.

Pursuant to the agreements described below, the Fund engages Wellesley to conduct investment research and provide certain management services, including the purchase and sale of securities for the Fund’s portfolio. Wellesley provides the Fund with investment advice, supervises the Fund’s investment program and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions. A description of the basis for the Board of Trustees’ approval of the Fund’s will be available in the Fund’s Annual Report for the fiscal year ended October 31, 2021.

In exchange for Wellesley’s services in managing the Fund’s investments, the Advisory Agreement between Wellesley and the Trust, on behalf of the Miller Market Neutral Income Fund, provides that the Fund will pay Wellesley a fee at the annual rate of 0.75% of the Fund’s average daily net assets, payable monthly in arrears.

Wellesley has contractually agreed to waive its advisory fee and/or reimburse expenses of the Fund to the extent necessary to limit the Total Annual Fund Operating Expenses (subject to the following exclusions) of each class to a specified percentage of such class’ average daily net assets. Pursuant to an expense limitation agreement, the Total Annual Fund Operating Expenses (subject to the following exclusions) will be limited to the annualized rate of 1.55%, 2.05% and 0.98% of the average daily net assets attributable to Class A, Class C and Class I shares, respectively. For purposes of the expense limitation agreement, “Total Annual Fund Operating Expenses” exclude interest on borrowings, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, and extraordinary expenses not incurred in the ordinary course of the Fund’s business (e.g., litigation, indemnification). The expense limitation agreement provides that Wellesley may recapture from a class of the Fund any amount reimbursed if such class’ Total Annual Fund Operating Expenses fall below the applicable Expense Limitation during the thirty-six (36) month period following such reimbursement, provided the Fund is able to effect recapturing while remaining in compliance with the applicable Expense Limitation. This expense limitation agreement will continue until February 28, 2023 and may be terminated before that date only with the approval of the Board of Trustees (the (“Board”). Thereafter, the expense limitation agreement will continue from year to year provided that its continuance is approved by Wellesley and the Board on behalf of the Fund.

Portfolio Managers

Mr. G. Miller shares responsibility for the day-to-day management of the Fund and has been managing the Fund since its inception. Mr. G. Miller is the CEO and founder of Wellesley and has over thirty-five years of investment and financial experience. He is also the President of the Trust. Mr. G. Miller is a nationally recognized provider of investment advisory services deploying convertible bonds. As CEO and Portfolio Manager, he has directed the firm’s limited risk investing philosophy for over twenty-five years with the primary goal of principal protection combined with investment growth. Mr. G. Miller and the team at Wellesley Asset Management currently manage over $2 billion in convertible bonds for high net-worth individuals, registered investment advisors, banks, pensions, wirehouses, financial advisors, and other investment professionals nationwide.

Mr. G. Miller is the author of an Amazon bestselling book, Outrunning the Bear: How You Can Outperform Stocks and Bonds with Convertibles. Greg was ranked a Top 100 Independent Financial Advisor by Barron’s for eight years in a row. In Barron’s September 2018 Top 100 list, he ranked #1 in Massachusetts and #2 nationwide. Barron’s also ranked Mr. G. Miller #1 in Massachusetts in its March 2019 list of America’s Top 1,200 Financial Advisors for the fifth consecutive year. In January 2020, Mr. G. Miller was recognized by Forbes as a Best-In-State Wealth Advisor in Massachusetts for the second consecutive year. In August 2020, he was again recognized by Forbes on their list of America’s Top 250 Wealth Advisors.

Mr. G. Miller worked with an international accounting firm and for over twenty years had his own CPA firm. He graduated from Boston University and holds an MBA with high distinction from Babson College. Mr. G. Miller lectures frequently on absolute return investing deploying convertible bonds to high net-worth individuals, registered investment advisors and other investment professionals.

12

MANAGEMENT OF THE FUND (continued)

Mr. M. Miller shares responsibility for the day-to-day management of the Fund and has been managing the Fund since its inception. Mr. M. Miller joined Wellesley Asset Management in May 2008. He is also the Secretary and Treasurer of the Trust. As President and Chief Investment Officer of Wellesley Asset Management, Inc. and a Portfolio Manager of the firm’s mutual funds, separately managed accounts and private fund. Mr. M. Miller is an integral part of the firm’s executive management team. He directs the firm’s trading, private client, and institutional teams and oversees day to day operations, strategic planning and execution. Mr. M. Miller is responsible for convertible bond research and product development, analyzing and monitoring portfolio holdings, and communicating performance, portfolio and fund data. He also constructs and analyzes client portfolios.

In addition to his capacity as President and Chief Investment Officer, he works directly with some of the firm’s institutional clients. Mr. M. Miller uses his fifteen-plus years of fixed income and financial planning experience to guide and educate many financial advisors, plan sponsors, registered investment advisors and asset allocators on the benefits of convertible bond investing.

Mr. M. Miller frequently speaks at national conferences, instructing and introducing investment professionals to the convertible bond asset class. Additionally, he educates both clients and investment professionals, regularly authoring white papers and market commentaries.

In July 2020, Mr. M. Miller was recognized by Forbes magazine as a Top Next Generation Wealth Advisor, ranking #1 in Massachusetts for the fourth consecutive year and #6 nationwide. In January 2020, he was recognized by Forbes as a Best-In-State Wealth Advisor in Massachusetts for the second consecutive year.

Mr. M. Miller is a Certified Fixed Income Practitioner and a member of the Financial Planning Association. He received his Bachelor of Science degree in Business Administration from American University’s Kogod School of Business in Washington, DC, where he specialized in finance, and his Master of Business Administration degree from Babson College F.W. Olin Graduate School of Business.

Howard Needle shares responsibility for the day-to-day management of the Funds and has been managing the Fund since its inception.

For over 35 years, Mr. Needle has specialized in analyzing and trading convertible securities, working as Portfolio Manager and Sales-Trader at hedge and mutual funds. Howard launched Acuity Capital Management in 2003 with a focus on convertible bond and convertible arbitrage investing utilizing various hedging strategies.  After Acuity was sold to Shelton Capital Management in 2016, Mr. Needle assumed the role of Managing Director and Portfolio Manager for multiple Shelton funds including Shelton’s convertible and credit funds. Prior to Acuity, Mr. Needle was a Managing Director responsible for all convertible securities activity at Greenwich Capital Markets.  He was Managing Director and co-head of convertible securities trading desks at Bank of America Securities, NatWest Securities, and Bankers Trust.  Mr. Needle began his convertible career at Lehman Brothers in 1988 on their convertibles desk.

Mr. Needle earned a Bachelor’s Degree in Economics from Harvard University in 1984 graduating cum laude, and earned an MBA degree with a focus on Finance from the University of California at Los Angeles in 1988.

James Buckham, CFA shares responsibility for the day-to-day management of the Funds and has been managing the Fund since its inception. As a Portfolio Manager and member of Wellesley Asset Management’s investment management team, Mr. Buckham is responsible for researching new convertible bond investment opportunities, monitoring existing holdings, trading, and instructing clients and prospects about convertible bond investing. His professional background encompasses over thirty years of fixed income trading, deal making and analysis experience. Before joining Wellesley Asset Management, Mr. Buckham worked at Deutsche Bank on the convertible bond desk advising mutual funds and hedge funds in New York, Boston and Toronto.  Prior to that Jim spent 12 years trading convertible bonds, equities and derivatives at Fidelity Investments.

Mr. Buckham graduated from Boston University with a Bachelor of Arts degree in Economics and received his Master of Business Administration degree from Bentley University. He holds the CFA designation.

The Fund’s SAI provides additional information about each portfolio manager’s compensation structure, other managed accounts and ownership of Fund shares.

13

INFORMATION ABOUT SHARES

How Shares are Priced

Shares of the Fund are sold at NAV. The NAV of the Fund is determined at close of regular trading (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid ask prices on such exchanges. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities, synthetics and derivatives will be valued at their fair market value as determined using the “fair value” procedures approved by the Board of Trustees. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board of Trustees has delegated execution of these procedures to a fair value committee composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The committee may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board of Trustees reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares.

In computing NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security may be priced using alternative market prices provided by a pricing service. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, alternative market prices may be used to value the security. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more mutual funds registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

14

HOW TO PURCHASE SHARES

Share Classes

The Fund offers three classes of shares to investors: Class A, Class C, and Class I shares. The main differences between each class are sales charges and ongoing fees, minimum purchase amounts, and distribution channels on which shares of the classes may be purchased. In choosing which class of shares to purchase, you should consider which will be most beneficial to you given your investment goals, the amount of your purchase and the length of time you expect to hold the shares. Each class of shares in the Fund represents an interest in the same portfolio of investments in the Fund. Not all share classes may be available for purchase in all states or from all financial intermediaries.

The Fund makes available, free of charge at www.MillerFamilyOfFunds.com, the information regarding sales charges and breakpoints applicable to the Fund, as well as criteria and instructions for shareholders to take advantage of such breakpoints or other reductions in sales charges.

Class A Shares

Class A shares of the Fund are offered at their public offering price, which is NAV per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges apply to your purchases of Class A shares of the Fund:

Amount Invested	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $100,000	3.75%	3.90%	3.25%
$100,000 to $249,999	3.25%	3.38%	2.75%
$250,000 and above	0.00%	0.00%	1.00%(2)

(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

(2)	A selling broker may receive 1.00% commissions on purchases of Class A shares over $250,000. Class A shares redeemed within 18 months are subject to a contingent deferred sales charge (“CDSC”) equal to 1.00%. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchased.

As shown, investors that purchase $250,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $250,000 or more of Class A shares may be subject to a CDSC on shares redeemed within the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC. See “Waiver of Contingent Deferred Sales Charges” below.

In addition, Class A shares of the Fund pay a fee at an annualized rate, based on a percentage of the average daily net assets attributed to Class A of the Fund, as compensation for distribution-related activities and services provided under a Plan of Distribution Pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) adopted by the Trust on behalf of Class A of the Fund. The annualized rate payable for such services is 0.50% under the 12b-1 Plan adopted on behalf of the Fund’s Class A shares (as described above in Fund Summary). Over time, fees paid under this 12b-1 Plan will increase the cost of a Class A shareholder’s investment and may cost more than other types of sales charges. The minimum initial investment to purchase Class A shares of the Fund is $2,500 for a regular account and $500 for a retirement account. The minimum subsequent investment for all classes is $100 for all account types.

Waiver of Contingent Deferred Sales Charges

The initial sales charges on Class A shares and the CDSCs on Class A may be reduced or waived under certain purchase arrangements and for certain categories of investors. The CDSC applicable to Class A shares is currently waived for:

●	Any partial or complete redemption in connection with (a) required minimum distributions to IRA account owners or beneficiaries who are age 70 1/2 or older or (b) distributions to participants in employer-sponsored retirement plans upon attaining age 59 1/2 or on account of death or permanent and total disability (as defined in Section 22(e) of the Internal Revenue Code) that occurs after the purchase of Class A shares.

●	Any partial or complete redemption in connection with a qualifying loan or hardship withdrawal from an employer sponsored retirement plan.

15

HOW TO PURCHASE SHARES (continued)

●	Any complete redemption in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer’s plan and the transfer to another employer’s plan or to an IRA.

●	Any partial or complete redemption following death or permanent and total disability (as defined in Section 22(e) of the Internal Revenue Code) of an individual holding shares for his or her own account and/or as the last survivor of a joint tenancy arrangement (this provision, however, does not cover an individual holding in a fiduciary capacity or as a nominee or agent or a legal entity that is other than an individual or the owners or beneficiaries of any such entity) provided the redemption is requested within one year of the death or initial determination of disability and provided the death or disability occurs after the purchase of the shares.

●	Any redemption resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA.

●	Up to 10% per year of the value of the Fund account that (a) has the value of at least $10,000 at the start of such year and (b) is subject to an Systematic Withdrawal Plan.

●	Redemptions by Trustees, officers and employees of any of the Trust and by directors, officers and employees of the Distributor, the Adviser or its affiliates.

●	Redemptions effected pursuant to the Fund’s right to involuntarily redeem a shareholder’s Fund account if the aggregate NAV of shares held in such shareholder’s account is less than a minimum account size specified in the Fund’s prospectus.

●	Involuntary redemptions caused by operation of law.

●	Redemptions of shares of the Fund if combined with another investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction.

●	Redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases.

●	Redemptions effected by trustees or other fiduciaries who have purchased shares for employer-sponsored plans, the trustee, administrator, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor with respect to such purchases.

●	Redemptions in connection with IRA accounts established with Form 5305-SIMPLE under the Internal Revenue Code for which the Trust is the designated financial institution.

●	A redemption by a holder of Class A shares who purchased $250,000 or more of Class A shares (and therefore did not pay a sales charge) where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from the Distributor pursuant to an agreement with the Distributor.

●	A redemption by a holder of Class A shares where the participating broker or dealer involved in the purchase of such shares waived all payments it normally would receive from the Distributor at the time of purchase (i.e., commissions or reallowances of initial sales charges and advancements of service and distribution fees).

●	A redemption by a holder of Class A shares where, by agreement with the Distributor, the participating broker or dealer involved in the purchase of such shares waived a portion of any payment it normally would receive from the Distributor at the time of purchase (or otherwise agreed to a variation from the normal payment schedule) in connection with such purchase.

The Distributor may require documentation prior to waiver of the CDSC for any class, including distribution letters, certification by plan administrators, applicable tax forms, death certificates, physicians’ certificates (e.g., with respect to disabilities), etc.

Exempt Transactions; No CDSCs or Payments to Brokers

Investors will not be subject to CDSCs, and brokers and dealers will not receive any commissions or reallowances of initial sales charges or advancements of service and distribution fees, on the transactions described below (which are sometimes referred to as “Exempt Transactions”):

●	A redemption by a holder of Class A shares where the participating broker or dealer involved in the purchase of such shares waived all payments it normally would receive from the Distributor at the time of purchase (e.g., commissions and/or reallowances of initial sales charges and advancements of service and distribution fees.

●	A redemption by a holder of Class A shares where, by agreement with the Distributor, the participating broker or dealer involved in the purchase of such shares waived a portion of any payment it normally would receive from the Distributor at the time of purchase (or otherwise agreed to a variation from the normal payment schedule) in connection with such purchase.

16

HOW TO PURCHASE SHARES (continued)

Class C Shares

Class C shares of the Fund are offered at NAV with no front-end sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class C shares pay 1.00% (as described above in Fund Summary) on an annualized basis of the average daily net assets attributed to Class C shares as compensation for distribution-related activities and services provided under the 12b-1 Plan adopted by the Trust on behalf of Class C shares of the Fund. Over time, fees paid under this 12b-1 Plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges. Class C shares are back-end load free, so you generally will not pay any shareholder fees when you sell Class C shares of the Fund. The minimum initial investment to purchase Class C shares of the Fund is $2,500 for a regular account and $500 for a retirement account. The minimum subsequent investment for all classes is $100 for all account types.

Class I Shares

Class I shares are offered at NAV with no front-end sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class I shares are not subject to distribution and service fees. Class I shares are front-end and back-end load free, so you generally will not pay any shareholder fees when you buy or sell Class I shares of the Fund. The minimum initial investment to purchase Class I shares is $1 million for all account types. The minimum subsequent investment for Class I shares is $100 for all account types.

Class I shares are available to certain institutional investors, and directly to certain individual investors as set forth below:

●	Institutional Investors may include, but are not limited to, corporations, retirement plans, foundations/endowments and investors who purchase through a wrap account offered through a selling group member that enters into a wrap fee program agreement with the Distributor.

●	Individual Investors include trustees, officers and employees of the Trust and its affiliates, and immediate family members of all such persons.

●	Clients of the Adviser or purchases referred through the Adviser.

●	Investors on certain brokerage platforms.

For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with eligibility requirements such as investor type and investment minimums. An investor transacting through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. The Fund may change investment minimums at any time. The Fund and the Advisor may each waive investment minimums at their individual discretion. Class I shares may not be available for purchase in all states.

How to Reduce Your Sales Charge

You may be eligible to purchase Class A shares of the Fund at a reduced sales charge. To qualify for these reductions, you or your financial intermediary must provide sufficient information, in writing and at the time of purchase, to verify that your purchase qualifies for such treatment. Consistent with the policies described in this Prospectus, you and your “immediate family” (your spouse and your children under the age of 21) may combine your Fund holdings to reduce your sales charge.

Rights of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares that you already own of the Fund. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own of the Fund. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of the Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

●	Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, shares held in a different broker-dealer’s brokerage account or with a bank, an insurance company separate account or an investment advisor);

●	Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example a 401(k) plan) but not including employer sponsored IRAs;

●	Shares held directly in the Fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

17

HOW TO PURCHASE SHARES (continued)

Letters of Intent. Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of the Fund, with a minimum of $100,000, during a 13-month period. The 13-month period begins upon the date of the LOI. At your written request, Class A share purchases of the Fund made during the previous 90 days prior to the LOI may be included.

The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase pursuant to the LOI. If you do not complete the total intended purchase at the end of the 13-month period, the Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A Shares. If you have redeemed Class A shares of the Fund within the past 120 days, you may repurchase an equivalent amount of Class A shares of the Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

Sales Charge Waivers

The sales charge on purchases of Class A shares of the Fund is waived for certain types of investors, including:

●	Current and retired directors and officers of the Fund sponsored by Wellesley, their families (e.g., spouse, children, mother or father) and any purchases referred through Wellesley.

●	Employees of Wellesley and their families, or any full-time employee or registered representative of the Distributor or of broker-dealers having dealer agreements with the Distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

●	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund’s shares and their immediate families.

●	Participants in certain “wrap-fee” or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor.

●	Clients of registered investment advisors that have entered into arrangements with the Distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee, including third party administrators.

●	Institutional investors (which may include bank trust departments and registered investment advisors).

●	Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor.

●	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

●	Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan’s investments in the Fund are part of an omnibus account. A minimum initial investment of $250,000 in the Fund is required. The Distributor, in its sole discretion, may waive these minimum dollar requirements.

●	Clients of broker-dealers and other financial intermediaries that have entered into a selling agreement with the Fund or its Distributor who have assets of at least $250,000 at the time of their investment invested in any class of shares of any single Fund or, in the aggregate, the Funds within the Miller Family Funds.

Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. In addition, descriptions of the sales load waivers and/or discounts for Class A shares with respect to certain financial intermediaries are reproduced in “Appendix A: Intermediary – Specific Sales Charge Waivers and Discounts.” Please consult your financial advisor for further information.

18

HOW TO PURCHASE SHARES (continued)

Sales Charge Exceptions

You will not pay initial sales charges on Class A shares of the Fund purchased by reinvesting dividends and distributions.

Promotional Incentives on Dealer Commissions

The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at the Distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Purchasing Shares

You may purchase shares of the Fund by sending a completed application form to the Fund’s name at the following addresses:

via Regular mail:	via Overnight mail:

c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
P.O. Box 541150	4221 North 203rd Street, Suite 100
Omaha, Nebraska 68154	Elkhorn, Nebraska 68022-3474

Minimum and Additional Investment Amounts

For Class A and Class C shares, the minimum initial investment to open an account is $2,500 for regular accounts and $500 for retirement accounts. For Class I shares, the minimum initial investment to open an account is $1 million for all account types. The minimum subsequent investment for all classes is $100 for all account types. Lower minimum initial and additional investments may also be applicable in certain other circumstances. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with a note stating the name(s) on the account and the account number, to the above address. Make all checks payable to the name of the Fund. The Fund will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit cards or starter checks for the purchase of shares.

Note: Ultimus Fund Solutions, LLC (“UFS” or “Transfer Agent”), the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment check returned to the Transfer Agent for insufficient funds.

Anti-Money Laundering Regulations

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

19

HOW TO PURCHASE SHARES (continued)

When Your Order is Processed

All shares will be purchased at the NAV per share (plus a sales charge, if applicable) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be executed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

●     the name of the Fund;

●     the dollar amount of shares to be purchased;

●     a completed purchase application that corresponds to the type of account you are opening or investment stub (make sure your investment meets the account minimum or subsequent purchase investment minimum); and

●     check payable to the name of the Fund.

Purchase through Brokers

You may invest in the Fund through brokers or agents who have entered into selling agreements with the Distributor. These brokers and agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set its own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire

If you wish to wire money to invest in the Fund, please call 1-877-441-4434 to notify the Fund that a wire transfer is coming and to receive appropriate account number information. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automated Clearing House (ACH) Purchase

Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify or terminate this purchase option at any time.

Shares purchased by ACH will not be available for redemption until the transactions have cleared. Shares purchased via ACH transfer may take up to 15 days to clear.

Automatic Investment Plan

You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically debits money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Fund at 1-877-441-4434 for more information about the Fund’s Automatic Investment Plan.

Retirement Plans

You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at 1-877-441-4434 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

20

HOW TO REDEEM SHARES

Written Redemption Requests

You will be entitled to redeem all or any portion of the shares credited to your accounts by submitting a written request for redemption to the Fund’s name at the following addresses:

Regular/Express/Overnight Mail

via Regular mail:	via Overnight mail:

c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
P.O. Box 541150	4221 North 203rd Street, Suite 100
Omaha, Nebraska 68154	Elkhorn, Nebraska 68022-3474

Redeeming by Telephone

The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-877-441-4434. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.

During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Fund nor its Transfer Agent will be held liable if you are unable to place your trade due to high call volume.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, UFS, nor its respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or UFS, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or UFS, do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Wire Redemptions

If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to UFS to cover costs associated with the transfer. UFS does not charge a fee when transferring redemption proceeds by electronic funds transfer. In addition, your bank may impose a charge for receiving wires.

Redemptions in Kind

The Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (if the request is greater than the lessor of $250,000 or 1% of the Fund’s net assets at the beginning of the 90-day period). The securities will be chosen by the Fund and valued using the same procedures as used in calculating the Fund’s NAV. A shareholder may incur transaction expenses and tax liability when converting these securities to cash.

Systematic Withdrawal Plan

If your individual accounts, IRA or other qualified plan account holds shares of the Fund with a current value of at least $2,500, you may adopt a Systematic Withdrawal Plan for the Fund to provide for monthly, quarterly or other periodic checks for any designated amount of $100 or more. If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the Fund at 1-877-441-4434.

21

HOW TO REDEEM SHARES (continued)

When Redemptions are Sent

Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. If you purchase shares using a check and soon after request a redemption, the Fund will not honor the redemption request until the check for your purchase has cleared.

Good Order

Your redemption request will be processed if it is in “good order.” For a redemption request, to be in good order, the following conditions must be satisfied:

●	The request should be in writing, unless redeeming by telephone, indicating the name of the Fund and the number of shares or dollar amount to be redeemed;

●	The request must identify your account number;

●	The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

●	If you request the redemption proceeds to be sent to an address other than that of record, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees

A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

●	you wish to change the bank or brokerage account that you have designated on your account;

●	you request that a redemption be mailed to an address other than that on record with the Fund;

●	the proceeds of a requested redemption exceed $100,000; or

●	any redemption transmitted to the shareholder of record by federal wire transfer to a bank other than the bank of record.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Fund to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. The Fund will not make redemptions payable to any person other than the shareholder(s) of record or a financial intermediary for the benefit of the shareholder(s) of record. A notary public cannot guarantee signatures.

Retirement Plans

If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Trust should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Redeeming through Broker

If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

22

HOW TO REDEEM SHARES (continued)

By Exchange

You can exchange all or part of your investment in Class I shares of the Fund for Class I shares of other Funds. When you exchange shares, you are purchasing shares in another Fund so you should be sure to get a copy of that Fund’s prospectus and read it carefully before buying shares through an exchange.

To execute an exchange, call 1-877-441-4434. The Fund reserves the right to reject any purchase order within 24 hours of its receipt.

When you send UFS a properly completed request to sell or exchange shares, you will receive the NAV that is next determined after your request is received by the transfer agent. For each account involved you should provide the account name, number, name of the Fund, share class and exchange or redemption amount. Call 1-877-441-4434 for information on additional documentation that may be required. You may have to pay taxes on the gain from your sale or exchange of shares.

Exchanges of Class I shares among the Funds are a shareholder privilege and not a right. The Fund may temporarily or permanently terminate the exchange privileges of any investor that, in the opinion of the Fund, uses market timing strategies or who makes more than four exchanges out of the Fund during a calendar year.

This exchange limitation does not apply to systematic purchases and redemptions, including certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These exchange limits are subject to the Fund’s ability to monitor exchange activity. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices.

The Fund receives purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors.

Low Balances

If at any time your account balance with the Fund falls below $2,500 in Class A and Class C shares or $1 million in Class I shares, the Fund may notify you that, unless the account is brought up to the appropriate account minimum within 60 days’ of such notification, your account could be closed or charged a small account maintenance fee. This will not apply to any account balances that drop below the minimum due to a decline in NAV. The Fund may, within 30 days, redeem all of your shares and close your account by sending you a check to the address of record.

23

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income quarterly and net realized capital gains annually. The distributions will be reinvested in shares of the Fund unless you elect to receive cash. For federal income tax purposes, dividends from net investment income and net short-term capital gains are taxable to investors as ordinary income, while distributions of net long-term capital gains are generally taxable as long-term capital gains, regardless of your holding period for the shares. Since the Fund’s income is derived primarily from sources that do not pay qualified dividend income, distributions from the Fund’s net investment income generally are not expected to qualify for taxation at the reduced tax rates available to individuals on qualified dividend income. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions.

When you redeem, exchange or sell your shares in the Fund, you generally will have a capital gain or loss in an amount equal to the difference between the net proceeds that you receive and your tax basis for the shares you redeem, sell or exchange.

In addition, a 3.8% tax generally will be imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income generally will include distributions from the Fund and capital gains attributable to the sale, redemption or exchange of Fund shares. This tax is in addition to the income taxes that are otherwise imposed on ordinary income, qualified dividend income and capital gains.

If you buy shares after the Fund has realized income or capital gains but prior to the record date for the distribution of such income or capital gains, you will be “buying a dividend” by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

The Fund must report to the IRS and furnish to shareholders the cost basis information for shares purchased and sold. The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means the Fund uses this method to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than the Fund’s standing method at the time of their purchase or upon sale of covered shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Shareholders that are exempt from U.S. federal income tax, such as retirement and benefit plans that are qualified under section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. A plan participant whose retirement and benefit plan invests in the Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement and benefit plan generally are taxable to plan participants as ordinary income. These accounts are subject to complex rules, and you should consult your tax advisor about the tax consequences of investing through a tax-deferred account.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the Internal Revenue Service (the “IRS”). If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend or redemption proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.

The Fund is required to report to the IRS and shareholders the “cost basis” of shares that are subsequently redeemed, exchanged or sold. These requirements generally do not apply to investments held in a tax-deferred account or to certain types of entities (such a C corporations).

If you hold Fund shares through a broker (or other nominee) that were purchased on or after such date, please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account. If you purchase Fund shares directly from us, cost basis will be calculated using the Fund’s default method of first in first out, unless you instruct the Fund to use a different IRS-accepted cost basis method. Fund shareholders should consult their tax advisors regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

This summary is general and is not intended to be and should not be construed to be legal or tax advice to any current holder of the Fund’s shares. Because everyone’s tax situation is unique, you should consult your tax advisor regarding the effect that an investment in the Fund may have on your particular tax situation, including the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption or exchange of your shares.

24

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Board does not authorize market-timing activities by shareholders and has approved procedures that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund monitors, on a continuing basis, account transaction activity in an attempt to detect market timing. Though this involves judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments that are consistent with the interests of the Fund’s shareholders. The Fund reserves the right to reject purchase orders if the Fund reasonably believes that an investor is engaged in market timing or other disruptive trading activities. Neither the Fund nor the Advisor will be liable for any losses resulting from rejected purchase orders. The Advisor may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, and the intermediaries have agreed to provide transaction information to the Fund upon request, the Fund is limited in their ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of Wellesley, the service providers may take immediate action to stop any further short-term trading by such participants.

25

DISTRIBUTION OF SHARES

Distribution Fees

The Class A and Class C shares of the Fund have adopted a separate 12b-1 Plan that allows the Fund to use part of the assets of that class to finance the sale and distribution of shares, including advertising, marketing and other promotional activities. The 12b-1 Plans also allow the Fund to pay the Distributor for certain shareholder services provided to shareholders or other service providers that have entered into agreements with the Distributor to provide these services. Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial advisor for further information.

For these services under the Class A 12b-1 Plan of the Fund, the Distributor is paid on a monthly basis an annual amount equal to 0.50% of the Fund’s average net assets attributable to Class A shares. Under the Class C 12b-1 Plan of the Fund, the Fund pays the Distributor on a monthly basis an annual amount equal to 1.00% of the Fund’s average net assets attributable to Class C shares. These fees are used by the Distributor to pay your financial intermediary and offset amounts owed to the Distributor under the underwriting agreement.

The Distributor generally may, in turn, pay your financial intermediary out of the distribution and service fees it receives. The Distributor retains the distribution and service fees on accounts with no authorized intermediary of record and uses the excess to pay other distribution and marketing related expenses after deducting the fees owed to it under the underwriting agreement. Because Class A and Class C shares of the Fund pay these fees out of their assets on an ongoing basis, over time these fees may cost you more than other types of sales charges.

Additional Compensation to Financial Intermediaries

Wellesley may provide additional compensation to brokerage firms and financial intermediaries out of its own assets (which may come directly or indirectly from the Fund). This compensation is in addition to amounts you may pay pursuant to a 12b-1 Plan or as a sales commission on Class A shares. It is also in addition to amounts that may be paid from the assets attributable to a particular class for shareholder servicing services, processing services or both, as applicable, that are provided to investors that hold their shares of such class in omnibus accounts or platforms maintained by certain financial intermediaries. Payments by Wellesley out of its own assets may be made, at its discretion, to brokerage firms and financial intermediaries who have sold shares of the Fund. The level of payments made to financial intermediaries in any given year will vary, but may be significant. Brokerage firms and other intermediaries that sell Fund shares may make decisions about which investment options they will service and make available to their clients based on the payments these entities may be eligible to receive for their services. Therefore, payments to a brokerage firm or other intermediary may create potential conflicts of interest between that entity and its clients where that entity determines which investment options and services it will make available to those clients. Wellesley determines the cash payments described above in its discretion in response to requests from brokerage firms and financial intermediaries, based on factors it deems relevant. (A number of factors will be considered in determining payments, including the sales, assets, and share class utilized and the quality of its relationship with Wellesley). Wellesley will, on an annual basis, determine the advisability of continuing these payments. It may also pay expenses associated with meetings conducted by brokerage firms and financial intermediaries that facilitate educating financial advisors and shareholders about the Fund.

Householding

To reduce expenses, we mail only one copy of the Prospectus and each Annual and Semi-Annual Report to those addresses shared by two or more accounts that have requested paper copies of these documents. If you wish to receive individual copies of these documents, please call the Fund at 1-877-441-4434 on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

26

FINANCIAL HIGHLIGHTS

Because the Fund has only recently commenced operations, no financial highlights are available for the Fund at this time. In the future, financial highlights will be presented in this section of the Prospectus.

27

PRIVACY NOTICE

FACTS	WHAT DOES MILLER INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security Number ● Assets ● Retirement Assets ● Transaction History ● Checking Account Information	● Purchase History ● Account Balances ● Account Transactions ● Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Miller Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information		Does Miller Investment Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus		Yes	No
For our marketing purposes – to offer our products and services to you		No	We don’t share
For joint marketing with other financial companies		No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences		No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness		No	We don’t share
For non-affiliates to market to you		No	We don’t share

Questions?	Call 1-877-441-4434

28

PRIVACY NOTICE (continued)

Who we are
Who is providing this notice?	Miller Investment Trust
What we do
How does Miller Investment Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Miller Investment Trust collect my personal information?

We collect your personal information, for example, when you

●    Open an account

●    Provide account information

●    Give us your contact information

●    Make deposits or withdrawals from your account

●    Make a wire transfer

●    Tell us where to send the money

●    Tells us who receives the money

●    Show your government-issued ID

●    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

●    Affiliates from using your information to market to you

●    Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Miller Investment Trust does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ● Miller Investment Trust does not share with non-affiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Miller Investment Trust does not jointly market.

29

APPENDIX A: INTERMEDIARY-SPECIFIC SALES CHARGE WAIVERS AND DISCOUNTS

The availability of certain initial and contingent deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Financial intermediaries may have different policies and procedures regarding the availability of these waivers and discounts. For waivers or discounts not available through a particular intermediary, investors will have to purchase shares directly from the Fund or through another intermediary to receive such waivers or discounts to the extent such a waiver or discount is available. The following descriptions of sales charge waivers and discounts for a particular financial intermediary and class(es) of shares are reproduced based on information provided by the financial intermediary that the intermediary has represented is current with respect to sales charge waivers or discounts in effect. These waivers or discounts, which may vary from those disclosed elsewhere in the statutory prospectus or SAI, are subject to change and this Appendix will be updated based on information provided by the financial intermediaries. Neither the Fund, the Advisor, nor the Distributor supervises the implementation of these waivers or discounts or verifies the intermediaries’ administration of these waivers or discounts.

In all instances, it is the purchaser’s responsibility to notify the financial intermediary of any facts that may qualify the purchaser for sales charge waivers or discounts. Please contact your financial intermediary for more information.

Intermediary-Defined Sales Charge Waiver Policies

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

●	Shares purchased in an investment advisory program.

●	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

●	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

●	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

A-1

APPENDIX A: INTERMEDIARY-SPECIFIC SALES CHARGE WAIVERS AND DISCOUNTS (continued)

CDSC Waivers on Classes A, B and C shares available at Raymond James

●	Death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

●	Return of excess contributions from an IRA Account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

●	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

●	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

●	Breakpoints as described in this prospectus.

●	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

●	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

A-2

MILLER MARKET NEUTRAL INCOME FUND

Advisor	Wellesley Asset Management, Inc. 20 William Street Wellesley, MA 02481
Distributor	Northern Lights Distributors, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474
Independent Registered Public Accounting Firm	Deloitte & Touche LLP 695 Town Center Drive, Suite 1000 Costa Mesa, CA 92636
Legal Counsel	Thompson Hine LLP 1919 M Street, N.W. Suite 700 Washington, D.C. 20036-1600
Transfer Agent	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246
Custodian	The Bank of New York Mellon One Wall Street New York, NY 10286

Additional information about the Fund is included in the Fund’s SAI. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund’s policies and management. Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to Shareholders. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, the Annual Report or the Semi-Annual Report, to request other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-877-441-4434 or visit www.MillerFamilyOfFunds.com. You may also write to the name of the Fund at the following address:

c/o Ultimus Fund Solutions, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022-3474

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Miller Market Neutral Income Fund 4221 North 203rd St. • Suite 100 • Elkhorn, NE 8022-3474 1-877-441-4434	File No. 811-22131

Ticker Symbol By Class
	A	C	I
Miller Market Neutral Income Fund	MMNAX	MMNCX	MMNIX

STATEMENT OF ADDITIONAL INFORMATION

OCTOBER 21, 2021

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the combined prospectus, dated October 21, 2021 (the “Prospectus”), of the Miller Market Neutral Income Fund (the “Fund”), a series of the Miller Investment Trust. You can obtain copies of a Fund’s Prospectus and Annual Report without charge by contacting the Fund’s Transfer Agent, Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474 or by calling 1-877-441-4434. You may also obtain a Prospectus by visiting www.MillerFamilyOfFunds.com.

TABLE OF CONTENTS

THE FUND	1
TYPES OF INVESTMENTS	1
INVESTMENT RESTRICTIONS	20
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS	23
MANAGEMENT	24
CONTROL PERSONS AND PRINCIPAL HOLDERS	28
INVESTMENT ADVISOR	28
DISTRIBUTION OF SHARES	30
PORTFOLIO MANAGERS	34
ALLOCATION OF PORTFOLIO BROKERAGE	36
PORTFOLIO TURNOVER	37
FUND ADMINISTRATION	37
TRANSFER AGENT	38
CUSTODIAN	38
Custody Administrator	38
Compliance SERVICES	39
DESCRIPTION OF SHARES	39
ANTI-MONEY LAUNDERING PROGRAM	39
PURCHASE, REDEMPTION AND PRICING OF SHARES	40
TAX STATUS	44
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	50
LEGAL COUNSEL	50
FINANCIAL STATEMENTS	50
APPENDIX A – DESCRIPTION OF BOND RATINGS	51
APPENDIX B –Advisor’s PROXY VOTING POLICIES AND PROCEDURES	56

THE FUND

The Fund is a series of Miller Investment Trust, a Delaware statutory trust organized on September 28, 2007 (the “Trust”). The Trust is registered as an open-end management investment company.

The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares of the Fund are entitled to vote, provided that when the interests of one class of shares differ from the interests of any other class, the shareholders of each differing class will vote separately on such matter (as described below). In addition, each share of the Fund is entitled to participate equally with other shares of the Fund (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of each class of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund’s investment objective, restrictions and policies are more fully described here and in the Prospectus. The Board may start other series and offer shares of a new fund under the Trust at any time.

The Fund’s shares are divided into four classes (Class A, C, I and Advisor Class). The Fund is not currently offering Advisor Class shares and no Advisor Class shares are outstanding. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different (or no) distribution fees; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (iv) each class has exclusive voting rights with respect to matters relating to that class, including its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

Normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the Investment Company Act of 1940, as amended (the “1940 Act”).

TYPES OF INVESTMENTS

The investment objective of the Fund and a description of its principal investment strategies are set forth in the Prospectus. The Fund’s investment objective is not fundamental and may be changed without the approval of a majority of its outstanding voting securities. However, shareholders of the Fund will be given notice at least 60 days prior to any such change.

The following pages contain more detailed information about the types of instruments in which the Fund may invest and strategies Wellesley Asset Management, Inc. (“Wellesley” or the “Advisor”) may employ in pursuit of the Fund’s investment objective. There is a risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods. The investment strategy and related risks described below are applicable to the Fund.

Debt Securities

The following describes some of the risks associated with debt securities:

Synthetic Convertible Bonds. Synthetic Convertible Bonds are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty’s creditworthiness deteriorates.

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Corporate Bond Risk. Corporate bonds generally have higher interest rates than those of other fixed income instruments, like certificates of deposit and U.S. Treasury securities, and also bear greater risk, as they are backed only by the issuer, and therefore, investments in corporate bonds are subject to issuer risk. Additionally, credit risk is created when the debt issuer fails to pay interest and principal in a timely manner, or negative perceptions of the issuer’s ability to make such payments may cause the price of that debt to decline.

Credit Risk. Fixed income securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuer of more highly rated securities.

Extension Risk. The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Fund.

At times, some of the mortgage-backed securities in which the Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium.

Certificates of Deposit and Bankers’ Acceptances. The Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

Time Deposits and Variable Rate Notes. The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

Commercial paper obligations are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Advisor will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

United States Government Obligations. These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The Fund may also invest in Treasury Inflation-Protected Securities (“TIPS”).  TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation. The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (“CPI”). If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agencies. These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association (“GNMA”), Farmer’s Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”), the Farm Credit Banks, the Federal National Mortgage Association (“FNMA” “Fannie Mae”), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., Tennessee Valley Association).

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PC’s”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

Mortgage Pass-Through Securities. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by GNMA) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Fund does not purchase interests in pools created by such non-governmental issuers.

Resets. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which the Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: (1) those based on U.S. Treasury securities and (2) those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the ARMs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization, harming a Fund’s performance. The value of mortgage securities in which a Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

Derivatives Generally

Derivatives are used to limit risk in the Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss in unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

The Trust, on behalf of the Fund, will file with the National Futures Association a notice of reliance on the Regulation 4.5 exclusion and, accordingly, the Advisor will not be subject to regulation or registration as a commodity pool operator.

Under the Regulation 4.5 exclusion, the Fund’s commodity interests – other than those used for bona fide hedging purposes (as defined by the Commodity Futures Trading Commission (“CFTC”)) – must be limited such that the aggregate initial margin and premiums required to establish the positions does not exceed 5% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase), or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in Regulation 4.5, the Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests.

Any trading of commodity interests by the Fund will comply with one of the two alternative limitations described above. Complying with the limitations may restrict the Fund’s ability to use derivatives as part of its investment strategies and may subject the Funds to additional costs, expenses and administrative burdens.

Options Risk. The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is typically delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100®. Indices may also be based on an industry or market segment, such as the NYSE Arca Oil Index.

The Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Fund of options on stock indices will be subject to the ability of the Advisor to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund’s securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund was unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions. Transactions using options (other than options that the Fund has purchased) expose a Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (i) an offsetting (“covered”) position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Custodian in the prescribed amount. Under current SEC guidelines, the Fund will segregate assets to cover transactions in which the Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to cover or segregated accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options on Futures Contracts. The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Equity Securities

Equity securities include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Equity Securities Risk. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time.

Common Stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Preferred Stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

Preferred Stock Risk. Preferred stocks are subject not only to issuer-specific and market risks generally applicable to equity securities, but also risks associated with fixed-income securities, such as interest rate risk. A company’s preferred stock, which may pay fixed or variable rates of return, generally pays dividends only after the company makes required payments to creditors, including vendors, depositors, counterparties, holders of its bonds and other fixed-income securities. As a result, the value of a company’s preferred stock will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock may be less liquid than many other types of securities, such as common stock, and generally has limited or no voting rights. In addition, preferred stock is subject to the risks that a company may defer or not pay dividends, and, in certain situations, may call or redeem its preferred stock or convert it to common stock.

Convertible Securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Foreign Securities

General. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

The value of foreign securities may also be affected by the value of the local currency relative to the U.S. dollar. To the extent the Fund’s currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which a Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Emerging Markets Securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Depositary Receipts. American Depositary Receipts (“ADRs”) are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.

However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Funds expect to earn interest income on their margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

High Yield Securities

The Fund may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by Standard & Poor’s Rating Group, and Ba1 or lower by Moody’s Investor Services and BB+ or lower by Fitch Ratings). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001 and 2002, the default rate for high yield securities was significantly higher than in the prior or subsequent years.

Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity. There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, the Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer’s financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. These are bonds sold without registration under the Securities Act of 1933, as amended (“1933 Act”), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries (“LDCs”).

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. The Fund may hold such common stock and other securities even if it does not invest in such securities.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”)) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASDAQ Stock Market.

Under guidelines adopted by the Board, the Advisor may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Advisor will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Advisor will also determine that the paper: (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two Nationally Recognized Statistical Rating Organization (“NRSRO”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Advisor determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Advisor to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Liquidity Risk Management. The Fund has established a liquidity risk management program. Under this program, the Fund’s portfolio securities are classified based upon their estimated liquidity ranging from highly liquid to illiquid.

The Fund limits illiquid investments to 15% of the Fund’s net assets (“Illiquid Limit”) and reports to the Board and SEC within specified time periods of a Fund exceeding its 15% illiquid limit. An “illiquid investment” is any investment the Fund reasonably expects cannot be sold or disposed of in current market conditions in 7 calendar days or less without the sale or disposition significantly changing the market value of an investment.

Leverage

The Fund may borrow or employ certain investment techniques that can create leverage, including selling (or writing) put and call options; buying and selling futures contracts; entering into swap agreements or short sales; engaging in when-issued, delayed-delivery, or forward-commitment transactions; and other similar trading practices. In addition, leverage may be embedded in certain securities purchased by the Fund, including some investment companies. The use of leverage creates an opportunity for increased income and capital appreciation, but also magnifies the effects of changes in the markets and make the Fund’s share price more sensitive to market movements. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested. Leverage can also create liabilities that requires the Fund to pay interest or fees, which may be greater than the income or gain received by the Fund from the investments made with the leverage proceeds. The SEC takes the position that transactions that have a leveraging effect on the capital structure of a mutual fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act, as described below.

Recent Market Events

U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic, which has resulted in public health issues, growth concerns in the U.S. and overseas, layoffs, rising unemployment and reduced consumer spending. The effects of COVID-19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time. As a result of this significant volatility, many of the risks discussed herein associated with an investment in the Fund may be increased.

REITs

The Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Direct investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the “underlying security”) from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Advisor. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price including the interest factor. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Securities of Other Investment Companies

The Fund’s investments in exchange traded funds (“ETFs”), mutual funds and closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying portfolio of these funds.  By investing in other investment companies indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund but also may indirectly bear similar expenses of the underlying investment companies. Due to legal limitations, the Fund will be prevented from: 1) purchasing more than 3% of an investment company’s (including an ETF’s) outstanding shares; 2) investing more than 5% of its assets in any single such investment company, and 3) investing more than 10% of its assets in investment companies overall; unless: (i) permitted by the 1940 Act and the rules thereunder or (ii) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the U.S. Securities and Exchange Commission (“SEC”) and the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order. In addition to ETFs, the Fund may invest in other investment companies such as open-end mutual funds or exchange-traded closed-end funds, within the limitations described above.

Open-End Investment Companies. The Fund and any “affiliated persons,” as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any underlying fund. Accordingly, when affiliated persons hold shares of any of the underlying funds, the Fund’s ability to invest fully in shares of those funds is restricted, and the Advisor must then, in some instances, select alternative investments that would not have been its first preference. The 1940 Act also provides that, in most circumstances, an underlying fund whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund’s outstanding securities during any period of less than 30 days.

Shares held by the Fund in excess of 1% of an underlying fund’s outstanding securities therefore, may be considered not readily marketable securities and limited, together with the Fund’s other illiquid securities, to 15% of the Fund’s total assets.

Under certain circumstances an underlying fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Fund may hold securities distributed by an underlying fund until the Advisor determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisors of the underlying funds are made independently of the Fund and the Advisor. Therefore, the investment advisor of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment advisor of another such fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose.

Exchange Traded Funds. ETFs are generally passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs), which are unmanaged portfolios overseen by trustees. ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the NAV is calculated. ETFs share many similar risks with open-end and closed-end funds. In some cases, ETFs are actively-managed.

To the extent that the Fund invests in ETFs, the Fund’s performance is directly related to the performance of the underlying ETFs held by it. The ability of the Fund to achieve its investment goal is directly related to, in part, the ability of the underlying ETFs to meet their investment goal. Investing in ETFs may be more costly to the Fund than if the Fund had invested in the underlying securities directly. Shareholders of the Fund will indirectly bear the fees and expenses (including management and advisory fees and other expenses) of the underlying ETFs. As the Fund’s allocations among the underlying ETFs change from time to time, or to the extent that the expense ratios of the underlying ETFs change, the expenses borne by the Fund may increase or decrease. In addition, the Fund pays brokerage commissions in connection with the purchase and sale of shares of ETFs, in addition to a spread (the difference between what professional investors are willing to pay for ETF shares and the price at which they are willing to sell ETF shares). The Fund’s investments in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETFs’ underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities. In addition, an ETF may trade at a premium or discount to its NAV, as shares of an ETF are bought and sold based on exchanges on market values and not at the ETF’s NAV

Special Purpose Acquisition Companies (SPACs)

The Fund may invest in SPACs. Federal securities laws impose certain restraints upon the organization and operations of SPACs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or in thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt instruments that mature in one year or less. SPACs typically hold 85% to 100% of the proceeds raised from their IPO in trust to be used at a later date for a merger or acquisition. The SPAC must sign a letter of intent for a merger or acquisition within 18 months of the IPO. Otherwise it will be forced to dissolve and return the assets held in the trust to the public stockholders. However, if a letter of intent is signed within 18 months, the SPAC can close the transaction within 24 months. In addition, the target of the acquisition must have a fair market value that is equal to at least 80% of the SPAC’s assets at the time of acquisition and a majority of shareholders voting must approve this combination with no more than

20% of the shareholders voting against the acquisition and requesting their money back. When a deal is proposed, a shareholder can stay with the transaction by voting for it or elect to sell his shares in the SPAC if voting against it. SPACs are more transparent than private equity as they may be subject to certain SEC regulations, including registration statement requirements under the Securities Act of 1933 and 10-K, 10-Q and 8-K financial reporting requirements. Since SPACs are publicly traded, they provide limited liquidity to an investor (i.e. investment comes in the form of common shares and warrants which can be traded). Other than the risks normally associated with IPOs, the risks borne by a SPAC’s public shareholders include limited liquidity of their securities (as shares are generally thinly traded), loss of 0-15% of their investments (resulting from the SPACs operating costs) if no deals are made and lack of investment diversification as assets are invested in a single company.

Short Sales

Short Sales “Against the Box.” The Fund may engage in short sales “against the box”. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Fund may engage in a short sale if, at the time of the short sale, the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” It may be entered into by the Fund to, for example, lock in a sale price for a security a Fund does not wish to sell immediately. If the Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Custodian or qualified sub-custodian. No more than 10% of the Funds’ net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

The Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

Short Sales (excluding Short Sales “Against the Box”). The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities.

To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with the Custodian or a qualified sub-custodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

Small- and Mid-Capitalization Companies

Compared to large-capitalization companies, small- and mid-capitalization companies may be less stable and more susceptible to adverse developments. In addition, the securities of small- and mid-capitalization companies may be more volatile and less liquid than those of large-capitalization companies.

Swap Agreements

The Fund may enter into interest rate, index and currency exchange rate swap agreements in an attempt to obtain a particular desired return at a lower cost to the Fund than if the Fund has invested directly in an instrument that yielded that desired return. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund’s obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Fund’s portfolio. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s assets.

Whether the Fund’s use of swap agreements enhances the Fund’s total return will depend on the Advisor’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of up to the full amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Advisor will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund’s repurchase agreement guidelines. The swap market has become subject to increasing government regulation that could subject the Fund to additional costs, expenses and administrative burdens.

Temporary Defensive Investments

Under unusual market, political or economic conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its total assets, without limitation, in money market instruments, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, highly rated commercial paper or other fixed-income securities deemed by the Advisor to be consistent with a defensive posture, or may hold its assets in cash.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Advisor to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies

The Fund has adopted certain investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. These investment restrictions are set forth below for the Fund.

1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry or group of industries. The Fund will not invest 25% or more of its total assets in any investment company that concentrates in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

See “Additional Information” below for a summary of what is currently required or permitted by the 1940 Act (and the rules and regulations thereunder, and staff interpretive guidance thereof).

Non-Fundamental Investment Policies

The Fund is registered as an open-end, diversified management investment company. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”), which in that capacity oversees the management of the Fund. In addition, the Fund has certain investment policies that are considered non-fundamental and can be changed by the Board without the approval of shareholders. These investment policies are set forth below for the Fund.

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Fund will not purchase any security while borrowings representing more than one third of its total assets are outstanding.

3. Margin Purchases. The Fund will not purchase securities or evidence of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, or futures contracts.

4. Illiquid Investments. The Fund will not invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

Additional Information

The information below is not part of the Fund’s fundamental or non-fundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act, and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the Fund. Where applicable, information is also provided regarding the Fund’s current intention with respect to certain investment practices permitted by the 1940 Act. Such information is limited in applicability to the Fund by any more restrictive policies described above.

For purposes of fundamental policy (1), the Fund may borrow money in amounts of up to 33⅓% of its total assets from banks for any purpose. Additionally, the Fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).

For purposes of fundamental policy (2), a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent the Fund covers its commitments under certain types of agreements and transactions – including reverse repurchase agreements, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices – by segregating or earmarking liquid assets equal in value to the amount of the Fund’s commitment, such agreement or transaction will not be considered a senior security by the Fund.

For purposes of fundamental policy (3), the policy will not apply to the Fund to the extent the Fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of Fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

For purposes of fundamental policies (4) and (5), the Fund may invest in securities or other instruments backed by real estate or commodities or securities of issuers engaged in the real estate business, including real estate investment trusts, or issuers engaged in business related to commodities. Further, the Fund does not consider currency contracts or hybrid instruments to be commodities.

For purposes of fundamental policy (6), the Fund may not lend more than 33⅓% of its total assets, provided that this limitation shall not apply to the Fund’s purchase of debt obligations.

For purposes of fundamental policy (7), the Fund may not invest 25% or more of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of the U.S. Government, its agencies or Government Sponsored Enterprises or repurchase agreements with respect thereto.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

POLICIES AND PROCEDURES FOR
DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Fund’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

The Fund will disclose its portfolio holdings by mailing its Annual and Semi-Annual reports to shareholders approximately two months after the end of the fiscal year and Semi-Annual period. In addition, the Fund will disclose its portfolio holdings reports on Forms N-CSR and Form N-PORT two months after the end of each quarter/semi-annual period.

Within ten days after the end of each quarter, the Adviser posts on the Fund’s website a profile of the Fund’s investments which typically includes the Fund’s top ten holdings. The Fund may choose to make available, no sooner than thirty days after the end of each quarter, a complete schedule of its portfolio holdings as of the last day of the quarter.

The Fund may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg earlier and more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the SEC on Form N-CSR or Form N-PORT. In each case, a determination has been made by the Trust’s Chief Compliance Officer that such advance disclosure is supported by a legitimate business purpose of the Fund and that the recipient is subject to a duty to keep the information confidential, including a duty not to trade on that information.

●	The Advisor. Personnel of the Advisor, including personnel responsible for managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Advisor to provide its management, administrative, and investment services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Advisor personnel may also release and discuss certain portfolio holdings with various broker-dealers.

●	Ultimus Fund Solutions, LLC. Ultimus Fund Solutions, LLC is the transfer agent, fund accountant and administrator for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

●	The Bank of New York Mellon. The Bank of New York Mellon is the custodian for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Fund.

●	Deloitte & Touche LLP. Deloitte & Touche LLP is the Fund’s independent registered public accounting firm; therefore, its personnel have access to the Fund’s portfolio holdings in connection with auditing of the Fund’s annual financial statements and providing assistance and consultation in connection with SEC filings.

●	Thompson Hine LLP. Thompson Hine LLP is counsel to the Fund; therefore its personnel have access to the Fund’s portfolio holdings in connection with the review of the Fund’s Annual and Semi-Annual shareholder reports and SEC filings.

Additions to List of Approved Recipients. The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information, as determined by the Trust’s Chief Compliance Officer, and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Advisor or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures. The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information. Some of the separate accounts managed by Wellesley may follow a substantially similar and, in some cases, identical investment strategy to that of the Fund and therefore have similar and potentially identical, portfolio holdings, to those of the Fund. Separate account clients typically have unrestricted access to their portfolio holdings and are not subject to the Fund’s portfolio holdings disclosure policies.

MANAGEMENT

The business of the Fund is carried out by the Trust, acting on its behalf, under the oversight of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the SEC and are available upon request. The Board consists of four (4) individuals, three (3) of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Advisor (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Mr. Greg Miller, who has served as the Chairman of the Board and President since the Trust was organized in 2007. Mr. Miller is an “interested person” as defined in the 1940 Act, by virtue of his controlling interest in Wellesley Asset Management, Inc. (the Trust’s investment advisor). Under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees meet in executive session, at least quarterly. Under the Trust’s Governing Documents, the Chairman of the Board/President is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, and, more generally, in-practice (c) execution and administration of Trust policies including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between Board meetings. Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its Chairman together with the Audit Committee and Nominating Committee and the full Board, provide effective leadership that is in the best interests of the Trust and each shareholder of the Fund because of the Board’s collective business acumen and understanding of the regulatory framework under which investment companies must operate.

Board Risk Oversight

The Board is comprised of Mr. Greg Miller and three Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Trust’s Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information, and the Audit Committee’s communications with the Trust’s independent registered public accounting firm.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes, and (iv) skills. Mr. Greg Miller has over 30 years of business experience including executive positions in the investment management and accounting services businesses. Mr. Miller holds the Certified Public Accountant designation as well as a B.S. degree in Business Administration from Boston University and a Master’s of Business Administration in Finance from Babson College. Mr. Miller began his career with PricewaterhouseCoopers (formerly Coopers & Lybrand), an international accounting and consulting firm. Subsequently, he formed his own CPA firm, and for twenty-five years provided a broad range of financial and consulting services to established businesses, professionals, and executives. Mr. Miller possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and his extensive experience in the investment management industry. Mr. Michael Blank has over 20 years of business experience in the real estate development, brokerage and management industry as well as extensive experience in the commercial printing business. Mr. Blank also serves on the National Board of JNF-USA (a non-profit organization). Mr. Blank holds a B.A. degree from George Washington University. Additionally, he is a past president of the Printing Industries of New England, and past president of the Graphic Arts Credit Union. Mr. Neal Chorney, has over 35 years of business experience including positions in the commercial lending divisions of banks and a specialty financial services company. Mr. Chorney holds a B.S.B.A. in Management from the Suffolk University Sawyer School of Management. Mr. Daniel Mainzer, who also serves as the Chairperson of the Audit Committee, has over 30 years of professional experience in the accounting services field and holds the Certified Public Accountant designation. He is a member of the American Institute of Certified Public Accountants and Massachusetts Society of Certified Public Accountants. Mr. Mainzer holds a B.S. degree in Accounting from the University of Massachusetts and also holds a Master of Science degree in Taxation from Bentley College. Each of the Independent Trustees possesses an understanding of the regulatory framework under which investment companies must operate based on their service to this Board. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes the Board highly effective.

Following is a list of the Trustees and executive officers of the Trust (each, an “Officer”) and their principal occupation over the last five years. Each Trustee and Officer of the Trust serves in that capacity with respect to the Fund. Unless otherwise noted, the address of each Trustee and Officer is 20 William Street, Wellesley, MA 02481.

Independent Trustees

Name, Address and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Neal Chorney 1948	Trustee Since 2007	Retired. Vice President – Real Estate Investing & Property Management, Sunrise Financial LLC (2006 –December 31, 2018) (commercial and investment real estate lending).	4	None
Daniel Mainzer 1963	Trustee Since 2007	Partner, Flanigan, Cotillo & Mainzer, LLP, (2011 –Present).	4	None
Michael Blank 1950	Trustee Since 2009	Principal, Braintree Street Realty, LLC (1986-Present) President, Evanteal Properties, LLC (2012-Present); JNF-USA National Board (2012 – Present)	4	None

Interested Trustee and Officers

Name, Address and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During Past Five Years
Greg Miller*** 1949	Trustee, President, Since 2007	Chief Executive Officer Co-Portfolio Manager, Wellesley Asset Management, Inc. (1991 – Present) (registered investment advisory firm) Director, New England Investment Properties (September 2012 – December 2016)	4	None
Michael Miller 1983	Secretary, Treasurer Since 2019	President, Chief Investment Officer and Co-Portfolio Manager (October 2019 - Present) and Co-Portfolio Manager & Vice President, (March 2010 – October 2019), Wellesley Asset Management, Inc. (registered investment advisory firm).	4	N/A
Brian Privor 1973 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474	Chief Compliance Officer Since 2019	President (October 2019 – Present), Chief Regulatory Officer (May 2018 – September 2019), Northern Lights Compliance Services, LLC, (provides CCO services to mutual funds), Senior Counsel, U.S. Senate, Judiciary Committee (2017 - 2018), Senior Counsel, Division of Enforcement, U.S. Securities and Exchange Commission (2010-2017).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	The term “Fund Complex” refers to the Miller Investment Trust, which as of the date of this SAI, consists of four Funds: the Miller Convertible Bond Fund, the Miller Convertible Plus Fund, the Miller Intermediate Bond Fund and the Miller Market Neutral Income Fund.

***	Greg Miller is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Wellesley Asset Management, Inc. (the Fund’s Advisor).

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter.

Nominating Committee

The Board has a Nominating Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Nominating Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Nominating Committee generally will not consider shareholder nominees. During the fiscal year ended October 31, 2020, the Nominating Committee did not hold any meetings.

Compensation

Each Trustee who is not affiliated with the Trust or the Advisor receives an annual retainer fee of $55,000, as well as $14,000 for one annual in-person meeting and a total of $8,000 for three meetings conducted by telephone. Any additional as needed meetings, either in person or by telephone are covered by the retainer fee. The Chair of the Audit Committee receives an additional payment of $3,000 as an annual retainer fee for serving in that capacity. None of the Officers or Interested Trustees receives compensation from the Trust.

The table below describes the amount of compensation the Trustees are expected to receive from the Fund for the initial fiscal period ended October 31, 2022. Trustees who are officers or employees of the Advisor do not receive any compensation from the Fund. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name	Estimated Compensation from Fund
Daniel Mainzer	$80,000
Neal Chorney	$77,000
Michael Blank	$77,000
Greg Miller*	$0

*	This Trustee is deemed to be an “interested person” as defined in the 1940 Act as a result of his affiliation with Wellesley Asset Management, Inc. (the Fund’s advisor).

Sales charges applicable to purchases of Class A shares may be waived for current and former Trustees and officers of the Fund, their families (e.g., spouse, children, mother or father) and any purchases they refer through Wellesley. Sales charges may also be waived for employees of Wellesley and their families.

Management and Trustee Ownership

As of the date of this SAI, the Trustees and officers, as a group, owned no shares of the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. A control person is one who owns, beneficially or through controlled companies, more than 25% of the voting securities of a company or acknowledges the existence of control.

As of the date of this SAI, there are no shareholders of record owning 5% or more of the outstanding shares of the Fund.

INVESTMENT ADVISOR

The advisor of the Funds is Wellesley Asset Management, Inc. (the “Advisor”), located at 20 William Street, Wellesley, MA 02481. Greg Miller, Michael Miller and Darlene Murphy are the shareholders of the Advisor. As of September 30, 2021, the Advisor had approximately $2.6 billion in assets under management.

General:

Pursuant to the investment advisory agreement described below (the “Agreement”), the Trust, on behalf of the Fund, has engaged the Advisor, under the oversight of the Board, to invest the assets of the Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund’s current Prospectus and SAI, and subject to such further limitations as the Trust may from time to time impose by written notice to the Advisor. The Advisor acts as the investment advisor to the Fund and, as such: (i) obtain and evaluates such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulates a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determines from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Advisor places orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) attempts to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide the Advisor with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Advisor also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Advisor, and all personnel of the Fund or the Advisor performing services relating to research, statistical and investment activities.

Expenses not expressly assumed by the Advisor under the Agreement are paid by the Trust on behalf of the Fund. The Agreement provides that the Trust is responsible for payment on behalf of the Fund of the following expenses among others: (a) the fees payable to the Advisor, (b) the fees and expenses of Trustees who are not affiliated persons of the Advisor or Distributor (as defined under the section entitled “Distribution of Shares”) (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Trust and of pricing the Fund’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Trust, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade association of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Advisor) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business. The Agreement continues in effect from year to year provided such continuance is approved at least annually by: (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Advisor, or by the vote of a majority of the outstanding shares of the Fund. The Agreement will terminate automatically in the event of its assignment. The Advisory Agreement for the Fund was approved by the Board at a meeting held on October 20, 2021.

With respect to the Fund, Wellesley has contractually agreed to waive its advisory fee and/or reimburse expenses of the Fund to the extent necessary to limit the Total Annual Fund Operating Expenses (subject to the following exclusions) of each class to a specified percentage of such class’ average daily net assets. Pursuant to an expense limitation agreement, the Total Annual Fund Operating Expenses (subject to the following exclusions) will be limited to the annualized rate of 1.55%, 2.05% and 0.98% of the average daily net assets attributable to Class A, Class C and Class I shares, respectively (the “Expense Limitation”). For purposes of the expense limitation agreement, “Total Annual Fund Operating Expenses” exclude interest on borrowings, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, and extraordinary expenses not incurred in the ordinary course of the Fund’s business (e.g., litigation, indemnification). The Expense Limitation Agreement provides that Wellesley may recoup from a class of a given Fund any amount reimbursed if such class’ Total Annual Fund Operating Expenses fall below the applicable Expense Limitation during the during the thirty-six (36) month period following such reimbursement, provided the Fund is able to effect recoupment while remaining in compliance with applicable Expense Limitation. With respect to amounts reimbursed by Wellesley prior to the date on which such class commenced investment operations, the Advisor may seek recoupment during the thirty-six (36) months from the date on which the class commenced investment operations. This expense limitation agreement expires on February 28, 2023. Thereafter, the expense limitation agreement will continue from year to year provided that its continuance is approved by Wellesley and the Board on behalf of the Fund.

Codes of Ethics

The Trust, the Advisor and the Distributor each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the Code of Ethics, the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Trust has adopted a Code of Ethics, which applies only to the Trust’s senior financial officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the SEC and in other public communications made by the Fund; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code of Ethics.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Proxy Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by the Fund to the Advisor, subject to the Board’s continuing oversight. The Proxy Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Proxy Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Policies and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.

A copy of the Advisor’s Proxy Policies is attached hereto as Appendix B. Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling the Fund at 1-877-441-4434; and (2) on the SEC’s website at http://www.sec.gov. In addition, a copy of the Fund’s Proxy Policies and procedures are also available by calling 1-877-441-4434 and will be sent within three business days of receipt of a request.

DISTRIBUTION OF SHARES

Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474 (the “Distributor”) serves for a fee as the principal underwriter and distributor for the shares of the Funds pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund’s shares is continuous, although the Board may terminate the offering of shares at any time. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Fund’s shares. Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial advisor for further information.

In exchange for its services, the Underwriting Agreement provides that the Distributor is entitled to receive certain scheduled fees, including an annual service fee and reimbursement for out-of-pocket expenses. Such scheduled fees are offset by amounts collected and retained by the Distributor as front-end sales charges on the sale of the Fund’s Class A shares (as well as fees paid pursuant to the 12b-1 Plans as described below). The Distributor does not retain the full amount of the front-end sales charges collected on the sale of the Fund’s Class A shares. Rather, the Distributor “re-allows” a portion of the front-end sales charge to broker-dealers and other financial intermediaries that have entered into selling agreements with the Distributor to sell Fund shares. The amount of the front-end sales load that the Distributor re-allows to broker-dealers and other financial intermediaries that sell the Fund’s Class A shares varies. The following table sets forth the sales charges currently applicable to purchases of the Fund’s Class A shares together with the percentage of the offering price that is re-allowed as a concession to the selling broker-dealer or other financial intermediary:

Amount Invested	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $100,000	3.75%	3.90%	3.25%
$100,000 to $249,999	3.25%	3.38%	2.75%
$250,000 and above	0.00%	0.00%	1.00%(2)

(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

(2)	A selling broker may receive 1.00% commissions on purchases of Class A shares over $250,000. Class A shares redeemed within 18 months are subject to a contingent deferred sales charge (“CDSC”) equal to 1.00%. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchased

As shown, investors that purchase $250,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $250,000 or more of Class A shares may be subject to a CDSC on shares redeemed within the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC. See “Waiver of Contingent Deferred Sales Charges”.

As noted above, the scheduled fees accruing to the Distributor under the Underwriting Agreement are first offset by any underwriting commissions which are retained by the Distributor (i.e., sales charges not re-allowed to other broker-dealers). If the underwriting commissions retained by the Distributor are greater than the scheduled fees in a given period, the Distributor is entitled to keep the difference as a profit. If the retained underwriting commissions are less than such scheduled fees, the Distributor is entitled to receive the difference, payable first from unspent amounts received under the 12b-1 Plans and then from Wellesley’s own assets.

The Underwriting Agreement provides with respect to the Fund that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board or by vote of a majority of the outstanding shares of the Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

Rule 12b-1 Plans

Class A and Class C shares of the Fund have adopted a separate Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) that allows the Fund to use part of the assets of the applicable class to finance the sale and distribution of shares, including advertising, marketing and other promotional activities.

The 12b-1 Plans adopted on behalf of the Fund’s Class A shares (the “Class A Plan”) provide for payment of a fee at an annualized rate, based on a percentage of the average daily net assets attributed to Class A of the Fund. The annualized rate payable for such services is 0.50% under the 12b-1 Plan adopted on behalf of the Fund’s Class A. The 12b-1 Plans adopted on behalf of the Fund’s Class C shares (the “Class C Plan”) provide for payment of an amount at an annual rate of 1.00% of the Fund’s average net assets attributable to Class C shares. The Fund’s Class C Plan further specifies that 0.75% of the fee is payable for services provided in connection with the sale and promotion of the Fund’s shares, whereas 0.25% of the fee is payable by the Distributor to other intermediaries that hold Class C shares in omnibus accounts or otherwise provide shareholder services for the benefit of the Fund.

Under the Class A and C Plans of the Fund, the principal services and expenses for which 12b-1 fees may be used include: providing incentives to securities dealers and financial intermediaries that sell shares of the Fund or that provide shareholder or administrative support services to the Fund and its shareholders; paying for costs incurred in conjunction with advertising and marketing, including expenses for preparing, printing and distributing prospectuses and sales literature to prospective shareholders, making the Fund available on various dealer platforms and paying for costs incurred in servicing shareholder accounts or supporting distribution activities, including allocated overhead, personnel, office space, and equipment.

Fees payable pursuant to the 12b-1 Plans are in addition to front-end sales charges applicable to purchases of the Fund’s Class A shares. The 12b-1 fees are paid by the Fund to the Distributor monthly, or at such other intervals, as the Board shall determine. Such fees are based upon the Fund’s average daily net assets attributable to the applicable class during the preceding month, and are calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board and the Distributor. Upon receipt of the 12b-1 fees, the Distributor makes payments to the Fund’s financial intermediaries as compensation for their services and expenses authorized under the applicable 12b-1 Plan. The Distributor retains the fees on accounts with no authorized intermediary of record and uses the excess fees to pay other distribution and marketing related expenses after deducting any scheduled fees still owed to the Distributor under the Underwriting Agreement.

The Board monitors the payments under the Fund’s 12b-1 Plans, including the amounts retained by the Distributor under the Underwriting Agreement and the amounts paid to Wellesley, if any, by the Distributor.

The Distributor is required to provide a written report, at least quarterly to the Board, specifying in reasonable detail the amounts expended pursuant to the Fund’s 12b-1 Plans and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to financial intermediaries. The Fund’s 12b-1 Plans were adopted because of its anticipated benefits to the relevant class of the Fund. These anticipated benefits include: the ability to realize economies of scale as a result of increased promotion and distribution of the Fund’s shares, an enhancement in the Fund’s ability to maintain accounts and improve asset retention, increased stability of net assets for the Fund, increased stability in the Fund’s investment positions, and greater flexibility in achieving investment objectives.

The Fund’s 12b-1 Plans will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in each 12b-1 Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on each 12b-1 Plan. The Fund’s 12b-1 Plan may be terminated at any time by the Trust or the Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the relevant class of the Fund.

The Fund’s 12b-1 Plans may not be amended to increase materially the amount of the compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the relevant class of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such amendment to the 12b-1 Plan. During the term of each 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Fund’s 12b-1 Plans, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Fund’s 12b-1 Plans, including the Underwriting Agreement described above, will be in writing and provide that: (a) it may be terminated by the Trust or the Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of that class of that Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

Additional Compensation to Financial Intermediaries

If you purchase shares of the Fund through a broker, fund trading platform or other financial intermediary (collectively, “intermediaries”), your intermediary may receive various forms of compensation provided by Wellesley out of its own assets (which may come directly or indirectly from the Fund). Wellesley determines the cash payments described above in its discretion in response to requests from intermediaries, based on factors it deems relevant. Such factors may include sales and asset levels, the choice of share class utilized by the intermediary, the quality of its relationship, or amounts it spends educating financial advisors and shareholders about the Fund.

Compensation may vary among intermediaries and over time, but may be significant to such intermediaries. Generally, the maximum amount of additional compensation that Wellesley pays to any intermediary from its own assets is 0.13% of the Fund’s average daily net assets. As of the date of this SAI, Wellesley may make payments out of its own assets to the following financial intermediaries: UBS Financial Services and Wells Fargo Advisors, LLC. Financial intermediaries may have been added or removed since that date. These payments are in addition to the payments made under the 12b-1 Plans for Class A and Class C shares of each Fund and the sales charges applicable to purchases of Class A shares of each Fund. These payments are also in addition to compensation paid from the assets attributable to a particular class for shareholder servicing services, processing services or both, as applicable, that are provided to investors that hold their shares of such class in omnibus accounts or platforms maintained by the intermediaries.

Brokerage firms and other intermediaries that sell Fund shares may make decisions about which investment options they will service and make available to their clients based on the payments these entities may be eligible to receive for their services. Therefore, payments to a brokerage firm or other intermediary may create potential conflicts of interest between that entity and its clients where that entity determines which investment options and services it will make available to those clients. You should ask your intermediary for information about any payments it receives from Wellesley or its affiliates as well as other compensation it may receive for selling Fund shares.

PORTFOLIO MANAGERS

Security selection for each Fund is made by Greg Miller, Michael Miller, Howard Needle and James Buckham. As of September 30, 2021, Greg Miller was responsible for the management of the following types of accounts:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	N/A	N/A	N/A	N/A
Other Pooled Investment Vehicles	2	125,916,493	2	$85,947,561
Other Accounts	1,830	$1,740,485,980	N/A	N/A

As of September 30, 2021, Michael Miller was responsible for the management of the following types of accounts:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	N/A	N/A	N/A	N/A
Other Pooled Investment Vehicles	2	125,916,493	2	$85,947,561
Other Accounts	1,830	$1,740,485,980	N/A	N/A

As of September 30, 2021, Howard Needle was responsible for the management of the following types of accounts:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	N/A	N/A	N/A	N/A
Other Pooled Investment Vehicles	2	125,916,493	2	$85,947,561
Other Accounts	N/A	N/A	N/A	N/A

As of September 30, 2021, James Buckham was responsible for the management of the following types of accounts:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	N/A	N/A	N/A	N/A
Other Pooled Investment Vehicles	2	125,916,493	2	$85,947,561
Other Accounts	N/A	N/A	N/A	N/A

Greg Miller, Chief Executive Officer of Wellesley; Michael Miller, Chief Investment Officer and President of Wellesley; Howard Needle, Portfolio Manager at Wellesley; and James Buckham, Portfolio Manager at Wellesley; have shared primary responsibility for the day-to-day management of the Fund as co-portfolio managers since the Fund’s inception.

Conflicts of Interest.

As indicated in the table above, the portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). The portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Advisor may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, a portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.

When allocating investments among client accounts, a portfolio manager has the fiduciary obligation to treat each client equally, regardless of account size or fees paid. All clients at the same custodian (or trading desk) receive the same average price for each transaction. When multiple trading desks or custodians are used to execute transactions, the portfolio managers execute the trades in such a fashion as to ensure no client grouping consistently receives preferential treatment. When trades in the same security must be executed over multiple days, the portfolio managers generally execute the trades in a random order to ensure no client grouping consistently receives preferential treatment.

Compensation.

Mr. Greg Miller, Mr. Michael Miller, Mr. Needle and Mr. Buckham are each paid a fixed base salary and a discretionary bonus that is based upon the profitability of the Advisor.

Ownership.

As of the date of this SAI, the portfolio managers owned no shares of the Fund.

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the portfolio managers who are employees of the Advisor. The Advisor is authorized by the Board to allocate the orders placed by it on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Advisor for the Fund’s use. Such allocation is to be in such amounts and proportions as the Advisor may determine.

In selecting a broker or dealer to execute each particular transaction, the Advisor will take the following into consideration:

●	the best net price available;

●	the reliability, integrity and financial condition of the broker or dealer;

●	the size of and difficulty in executing the order; and

●	the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Advisor determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund. In allocating portfolio brokerage, the Advisor may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Advisor exercises investment discretion. Some of the services received as the result of the Fund’s transactions may primarily benefit the other funds or accounts managed by the Advisor, while services received as the result of portfolio transactions effected on behalf of those other accounts or funds may primarily benefit a different fund.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the applicable Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period.

FUND ADMINISTRATION & accounting

The Administrator for the Fund is Ultimus Fund Solutions, LLC, (“UFS” or the “Administrator”), which has its principal office at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. UFS is an affiliate of the Distributor.

Pursuant to a Fund Services Agreement with the Fund, the Administrator provides administrative and fund accounting services to the Fund, subject to the supervision of the Board. The Administrator may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Fund Services Agreement was initially approved for by the Board at a meeting held on October 20, 2021. The Agreement will continue in effect from year to year subject to annual approval of the Board. The Fund Services Agreement is terminable by the Board or the Administrator with respect to the Fund on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. This Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Agreement, UFS performs administrative services, including: (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attend and participate in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust’s federal, state, and local tax returns as prepared and signed by the Trust’s independent public accountants; (8) preparing and maintaining the Trust’s operating expense budget to determine proper expense accruals to be charged to the Fund to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-CEN, N-CSR, N-PORT and N-PX; (10) coordinating the Trust’s audits and examinations by assisting the Fund’s independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitoring sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Fund; (14) preparing, or causing to be prepared, expense and financial reports; (15) preparing authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting the Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of UFS); and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

UFS also provides the Fund with accounting services, including: (i) daily computation of NAV; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among the Fund’s custodian and Advisor; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the services rendered to the Fund by UFS, the Fund pays UFS the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration fees. The Fund also pays UFS for any out-of-pocket expenses.

In addition to the services provided by UFS, shareholders that invest in the Fund through omnibus accounts or platforms maintained by financial intermediaries may receive administrative, sub-accounting, processing, and/or shareholder servicing services from such intermediaries. The Fund may compensate out of assets attributable to shares of a class, financial intermediaries that provide shareholder servicing services, processing services or both, as applicable, to investors that hold their shares of such class in omnibus accounts or platforms maintained by the financial intermediaries.

TRANSFER AGENT

Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to written agreement with the Fund. Under the agreement, UFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

CUSTODIAN

The Bank of New York Mellon (the “Custodian”) serves as the custodian of the Fund’s assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Fund. The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Advisor. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets. The Custodian’s principal place of business is One Wall Street, New York, NY 10286.

CUSTODY ADMINISTRATOR

Under the Custody Agreement with the Custodian, the Administrator serves as custody administrator on behalf of the Fund, and performs certain labor intensive tasks, for which it receives a share of the custody fees paid to the Custodian, including a share of the asset-based fee and certain transaction fees.

COMPLIANCE SERVICES

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. The Fund pays a compliance service fee to NLCS.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust, including shareholders of the Fund and any other future series of the Trust, will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series. Class A and Class C shares of the Fund vote separately on matters related to their respective 12b-1 Plans.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share of the Fund is entitled to participate equally with other shares of the Fund (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of each class of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “AML Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s AML Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the AML Program.

Procedures to implement the AML Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading “How to Purchase Shares,” the NAV of the Fund’s shares, by class, is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund, by class, respectively.

Generally, the Fund’s domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Fund’s fair value committee in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost when it approximated fair value.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Fund shares are not priced, the value of securities held by the Fund can change on days when Fund shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Funds’ fair value committee in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Fund shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are insufficient or not readily available, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board or its designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Fund may hold securities, such as private placements, certain derivatives, synthetics, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The committee may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Committee and Valuation Process. The fair value committee is composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its NAV. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Advisor valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards for Fair Value Determinations. As a general principle, the fair value of a security is the amount that the Fund might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC 820”). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of the Fund’s investments relating to ASC 820. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The fair value committee takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Advisor or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

Board’s Determination. The Board meets at least quarterly to consider the valuations provided by the fair value committee and to ratify the valuations made for the applicable securities. The Board considers the reports provided by the fair value committee, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

The Trust expects that the New York Stock Exchange (“NYSE”) will be closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at NAV per share or offering price (NAV plus a sales charge, if applicable) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for regular trading, are priced at the close of such NYSE on the next day on which it is open for regular trading at the next determined NAV or offering price per share.

Class A shares of the Fund are offered at their public offering price, which is NAV per share plus the applicable sales charge. The sales charge is distributed as compensation to the Distributor and financial intermediaries that have entered into selling agreements with the Distributor as described in the section entitled “DISTRIBUTION OF SHARES.” Class C and Class I shares of the Fund are offered at NAV, without any sales charge. However, these classes are each subject to differing ongoing fees, minimum purchase amounts and distribution channels that affect their availability. Please see the section entitled “HOW TO PURCHASE SHARES” in the Prospectus for a full description of these differences.

Redemption of Shares

The Fund will redeem all or any portion of a shareholder’s shares in the Fund when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Notice to Texas Shareholders

Under section 72.1021(a) of the Texas Property Code, initial investors in the Fund who are Texas residents may designate a representative to receive notices of abandoned property in connection with Fund shares. Texas shareholders who wish to appoint a representative should notify the Transfer Agent by writing to the address below to obtain a form for providing written notice to the Trust:

Miller Investment Trust

c/o Ultimus Fund Solutions, LLC

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022-3474

TAX STATUS

The Fund has elected and qualified, or intends to elect and qualify, and intends to continue to qualify for the favorable tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, and assuming the Fund meets the distribution requirements stated below, the Fund will not be subject to federal income tax on net investment income or net realized capital gains which are distributed to shareholders (whether or not reinvested in additional Fund shares). In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, the Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

If the Fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company or did not satisfy the distribution requirement described above but was eligible for statutory relief, the Fund might be required to pay penalty taxes (or interest charges in the nature of a penalty) and/or to dispose of certain assets in order to continue to qualify for such tax treatment. If the Fund were not eligible for such relief or does not choose to avail itself of such relief, the Fund generally would be treated as a corporation subject to U.S. federal income tax and when the Fund’s income is distributed, it would be subject to a further tax at the shareholder level.

The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98.2% of its capital gains in excess of capital losses, determined, in general, for a one-year period ending on October 31 of such year, plus certain undistributed amounts from previous years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

Unless a shareholder elects otherwise, distributions from the Fund will be automatically invested in additional common shares of the Fund. For U.S. federal income tax purposes, such distributions generally will be taxable whether a shareholder takes them in cash or they are reinvested in additional shares of the Fund. In general, assuming that the Fund has sufficient earnings and profits, dividends from investment company taxable income are taxable either as ordinary income or if certain conditions are met, as “qualified dividend income” taxable to individual shareholders at a reduced maximum U.S. federal income tax rate. Since the Fund’s income is derived primarily from sources that do not pay qualified dividend income, the dividends from the investment company taxable income of the Fund generally are not expected to qualify for taxation at the reduced maximum U.S. federal income tax rate available to individuals on qualified dividend income.

Distributions from net capital gain that are reported to you as capital gain dividends, if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the reduced maximum federal income tax rate on long-term capital gains. The applicable reduced maximum federal income tax rate on capital gains depends on the taxable income and status of the shareholder, but generally is 20% for individual shareholders with taxable income in excess of $415,050 ($466,950 if married and file jointly/$233,475 if married and file separately) and 15% for individual shareholders with taxable income less than such amounts (unless such shareholders are in the 10% or 15% income tax brackets and meet certain other conditions, in which case the applicable tax rate is 0%). A shareholder should also be aware that the benefits of the favorable tax rate on long-term capital gains may be impacted by the application of the alternative minimum tax to individual shareholders.

A 3.8% tax also is imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income generally includes distributions from the Fund and capital gains attributable to the sale, redemption or exchange of Fund shares. For U.S. individuals, this threshold generally is exceeded if an individual has adjusted gross income that exceeds $200,000 ($250,000 if married and file jointly/$125,000 if married and file separately). This tax is in addition to the income taxes that are otherwise imposed on ordinary income, qualified dividend income and capital gains as discussed above.

Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The federal income tax status of all distributions will be reported to shareholders annually.

For U.S. federal income tax purposes, the Fund is permitted to carry forward any net capital losses attributable to any taxable year of the Fund indefinitely to offset future capital gains of the Fund in such years (if any).

At the time of an investor’s purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time (at the net asset value per share) may include the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive, in effect, a return of capital upon the distribution which will nevertheless be taxable to them.

Under the Code, dividends declared by the Fund in October, November or December of any calendar year, and payable to shareholders of record in such a month, shall be deemed to have been received by such shareholder on December 31 of such calendar year even when such dividend is actually paid in January of the following calendar year. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

If the Fund invests in certain pay-in-kind securities, zero coupon securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. Further, an adjustment to a conversion ratio with respect to a convertible bond held by the Fund could result in the Fund being treated as receiving a dividend even though the Fund does not receive a cash payment. However, the Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

It is not expected that the Fund’s dividends and distributions will qualify to any material extent for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations. Options written or purchased by the Fund and futures contracts purchased on certain securities and indices may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised or such futures contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses recognized by a Fund as long-term or short-term. Additionally, the Fund may be required to recognize gain if an option, futures contract, short sale, or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the Fund to dispose of portfolio securities or to borrow to obtain the necessary cash.

Losses on certain options, futures and/or offsetting positions (portfolio securities or other positions with respect to which the Fund’s risk of loss is substantially diminished by one or more options or futures contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph.

Rules governing the tax aspects of synthetic convertible bonds and swap agreements are still developing and are not entirely clear in certain respects. While the Fund intends to account for such transactions in an appropriate manner, there is no guarantee that the Internal Revenue Service (the “IRS”) will concur with such treatment. The Fund intends to monitor developments in these areas in order to maintain its qualification as a regulated investment company. The tax rules applicable to options, futures contracts, short sales, swaps and straddles may affect the amount, timing and character of the Fund’s income and gains or losses and hence of its distributions to shareholders.

A shareholder may realize a capital gain or capital loss on the sale, exchange or redemption of shares of the Fund. The tax consequences of a sale, exchange or redemption depend upon several factors, including the shareholder’s adjusted tax basis in the shares sold, exchanged or redeemed and the length of time the shares have been held. In general, if Fund shares are sold, redeemed or exchanged, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. In addition, capital gains recognized from redemptions and exchanges of Fund shares generally will be included in the calculation of “net investment income” for purposes of the 3.8% tax applicable to certain U.S. individuals, estates and trusts as discussed above.

Any loss realized by shareholders upon the sale, redemption or exchange of shares within six months of the date of their purchase will generally be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares. Moreover, a loss on a sale, exchange or redemption of Fund shares will be disallowed to the extent that shares of the Fund are purchased (including through the reinvestment of dividends) within 30 days before or after the shares are sold, exchanged or redeemed. In addition, if shares in a Fund that have been held for less than 91 days are redeemed and the proceeds are reinvested on or before January 31 of the calendar year following the year of the redemption in shares of the same Fund, or if shares in a Fund that have been held for less than 91 days are exchanged for shares in another fund, all or a portion of any sales charge paid on the shares that are redeemed or exchanged will not be included in the tax basis of such shares under the Code to the extent that a sales charge that would otherwise apply to the shares received is reduced.

Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and remaining losses may be carried over to future years. Corporations may generally deduct capital losses only against capital gains with certain carrybacks and carryovers allowable for excess losses.

In addition to reporting gross proceeds from redemptions, exchanges or other sales of mutual fund shares, federal law requires mutual funds, such as the Fund, to report to the IRS and shareholders the “cost basis” of shares acquired by shareholders (‘covered shares”) that are redeemed, exchanged or otherwise sold. These requirements generally do not apply to investments through a tax-deferred arrangement or to certain types of entities (such as C corporations). S corporations, however, are not exempt from these rules. Please note that if a shareholder is a C corporation, unless the Fund has actual knowledge that it is a C corporation or it has previously notified the Fund in writing that it is a C corporation, the shareholder must complete a new Form W-9 exemption certificate informing the Fund of its C corporation status or the Fund will be obligated to presume that the shareholder is an S corporation and to report the cost basis of covered shares that are redeemed, exchanged or otherwise sold the IRS and to the shareholder pursuant to these rules. Also, if the shareholder holds Fund shares through a broker (or another nominee), the shareholder should contact that broker (nominee) with respect to the reporting of cost basis and available elections for the shareholder’s account.

If a shareholder holds Fund shares directly, the shareholder may request that the shareholder’s cost basis be calculated and reported using any one of a number of IRS-approved alternative methods. A shareholder should contact the Fund to make, revoke or change such an election. If a shareholder does not affirmatively elect a cost basis method, the Fund will use the first in first out (“FIFO”) method as its default method for determining the cost basis for such shareholder.

Please note that shareholders will continue to be responsible for calculating and reporting the cost basis, as well as any corresponding gains or losses, of Fund shares that were purchased prior to January 1, 2012 that are subsequently redeemed, exchanged or sold. Shareholders are encouraged to consult their tax advisors regarding the application of the new cost basis reporting rules to them and, in particular, which cost basis calculation method a shareholder should elect. In addition, because the Fund is not required to, and in many cases does not possess the information to, take into account all possible basis, holding period or other adjustments into account in reporting cost basis information to shareholders, shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on a federal income tax return.

Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investment in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

To the extent that the Fund invests in securities of foreign issuers, it may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to such investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that shareholders will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

If the Fund acquires any equity interest (under proposed Treasury regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Elections may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, a tax-exempt shareholder may recognize unrelated business taxable income if (1) the acquisition of Fund shares was debt financed or (2) the Fund recognizes certain “excess inclusion income” derived from direct or indirect investments (including from an investment in a REIT) in (a) residual interests in a real estate mortgage investment conduit or (b) equity interests in a taxable mortgage pool if the amount of such income that is recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account the deductions for dividends paid by the Fund).

A plan participant whose retirement plan invests in the Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, subject to certain limited exceptions, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders and plan participants should consult their tax advisors for more information.

For shareholders who fail to furnish to the Fund their social security or taxpayer identification numbers and certain related information or who fail to certify that they are not subject to back-up withholding, dividends, distributions of capital gains and redemption proceeds paid by the Fund will be subject to a U.S. federal 28% “backup withholding” requirement. In addition, the Fund may be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. If the withholding provisions are applicable, any such dividends or capital-gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.

The foregoing discussion relates solely to U.S. federal income tax laws as applicable to shareholders who are U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships, and certain trusts and estates) and hold their shares as capital assets and is not intended to be a complete discussion of all federal tax consequences. Except as otherwise provided, this discussion does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers or tax-exempt or tax-deferred plans, accounts or entities. Shareholders who are not U.S. persons may be subject to a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends (excluding “short-term capital gain dividends” and “interest related dividends”) from the Fund and, unless an effective IRS Form W-8 BEN or other authorized certificate is on file, to backup withholding at the rate of 28% on certain other payments from the Fund.

While the Fund does not expect its shares will constitute U.S. real property interests, if the Fund’s direct and indirect investments in U.S. real property (which includes investments in REITs and certain other regulated investment companies that invest in U.S. real property) were to exceed certain levels, a portion of that Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. In such case, if a non-U.S. shareholder were to own more than 5% of a class of the Fund’s shares within a one-year period prior to such a distribution, the non-U.S. shareholder would be (1) subject to a 35% U.S. federal withholding tax on the portion of the Fund’s distributions attributable to such gain, (2) required to file a U.S. federal income tax return to report such gain, and (3) subject to certain “wash sale” rules if the shareholder disposes of Fund shares just prior to a distribution and reacquires Fund shares shortly thereafter. If a non-U.S. shareholder were to own 5% or less of each class of the Fund’s shares at all times within such one-year period, any such distribution by the Fund would not be subject to these requirements, but if the distribution might otherwise have been reported as a capital gain dividend or as short-term capital gain dividend to such shareholder, the distribution would be re-characterized as an ordinary dividend and would be subject to the non-resident alien U.S. withholding tax at the 30% rate (or lower treaty rate if applicable). Non-U.S. shareholders should consult their own tax advisor on these matters.

Under the Foreign Account Tax Compliance Act (“FATCA”), each Fund may be required to withhold 30% from payments of dividends and gross redemption proceeds by the Fund to (i) certain foreign financial institutions unless they agree to collect and disclose to the IRS (or in certain cases to their country of residence) information regarding their direct and indirect U.S. account holders, and (ii) certain other foreign entities unless they certify certain information about their direct and indirect U.S. owners.

In order to avoid this withholding, non-exempt foreign financial institutions will have to enter into an agreement with the IRS (unless they are resident in a country that has entered into an intergovernmental agreement with the U.S. that provides for an alternative regime) stipulating that they will (1) provide the IRS with certain information about direct and indirect U.S. account holders (such as the name, address and taxpayer identification number of the holders), (2) will comply with verification and due diligence procedures with respect to the identification of U.S. accounts, (3) report to the IRS certain additional information with respect to U.S. accounts maintained by them, and (4) agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information. Certain other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial (i.e., more than 10%) U.S. owner or a certification of no substantial U.S. ownership, unless certain exceptions apply. A foreign shareholder resident in a country that has entered into an intergovernmental agreement with the U.S. with respect to FATCA will be exempt from FATCA withholding provided that the shareholders and the applicable foreign government comply with the terms of the agreement. A foreign shareholder that invests in a Fund will need to provide the Fund with documentation properly certifying the shareholder’s status under FATCA (currently Form W-8BEN-E for entities) to avoid the FATCA withholding. The scope of these requirements is potentially subject to material change and shareholders are urged to consult their tax advisors regarding the potential applicability of FATCA to their own situation.

Because everyone’s tax situation is unique, you should consult your tax advisor regarding the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, located at 695 Town Center Drive, Suite 1000, Costa Mesa, CA 92636 serves as the Fund’s independent registered public accounting firm for the current fiscal year.

LEGAL COUNSEL

Thompson Hine LLP, 1919 M Street, NW, Suite 700, Washington, D.C. 20036-1600 serves as the Trust’s legal counsel.

FINANCIAL STATEMENTS

The Fund has not yet commenced operations and, therefore, has not produced financial statements. Once produced, a copy of the financial statements can be contained in the Fund’s Annual or Semi-Annual Report or by calling the Fund at 1-877-441-4434.

APPENDIX A

DESCRIPTION OF BOND RATINGS

Standard & Poor’s Ratings Group. A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

1.	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation

2.	Nature of and provisions of the obligation;, and the promise Standard & Poor’s imputes.

3.	Protection afford by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long-Term Issue Credit Ratings:

AAA – An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstance and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent on favorable business, financial, and economic conditions for the obligor to meet its financial commitment of the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have a lower relative seniority or lower ultimate recovery compared to obligations that are higher.

D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the due date, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the state grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit ratings:

A-1 – A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 – A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 – A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B – A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C – A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligator to meet its financial commitment on the obligation.

D – A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s Investor Services, Inc. Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings. The (sf ) indicator was introduced on August 11, 2010 and explained in a special comment entitled, “Moody’s Structured Finance Rating Scale.” The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Global Long-Term Rating Scale:

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Global Short-Term Rating Scale:

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligation.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings, Inc. Corporate Finance Obligations – Long-Term Ratings Scales: Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applied to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%-50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same of that entity’s issuer rating or IDR. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA: Highest credit quality. – ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial obligations. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. – ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. – ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business conditions or economic conditions than is the case for higher ratings.

BBB: Good credit quality. – ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. – ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternative may be available to allow financial commitments to be met.

B: Highly speculative. – ‘B’ ratings indicate that material credit risk is present.

CCC: Substantial credit risk. – ‘CCC’ ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. – ‘CC’ ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. – ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Fitch Ratings Inc. Corporate Finance Obligations – Short-Term Ratings Scales: A short term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. – Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. – Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. – The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. – Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. – Default is a real possibility.

RD: Restricted Default. – Indicates an entity has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. – Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B

Wellesley Asset Management, Inc.

PROXY VOTING POLICIES AND PROCEDURES

Updated December, 15, 2020

Pursuant to Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisors Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment advisor to exercise voting authority with respect to client securities, unless (i) the advisor has adopted and implemented written policies and procedures that are reasonably designed to ensure that the advisor votes proxies in the best interests of its clients, (ii) the advisor describes its proxy voting procedures to its clients and provides copies on request, and (iii) the advisor discloses to clients how they may obtain information on how the advisor voted their proxies.

Because the Funds in the Trust typically do not hold common stocks and hold almost exclusively fixed income securities, Wellesley (hereinafter “we” or “our”) rarely receives proxy solicitations. If it receives proxy solicitations, however, Wellesley endeavors to vote those proxies in the best interest of the Funds’ shareholders. In order to fulfill its responsibilities under the Act, Wellesley has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We primarily evaluate proxy proposals based on their likelihood of enhancing profitability of the company and maximizing long-term shareholder value. We generally believe that portfolio managers that invest in and track particular companies have a unique perspective to make decisions with regard to proxy votes. Therefore, we rely on that perspective to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight and expertise from outside sources as to how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that some measure of turnover in board composition typically promotes more independent board action and fresh perspectives on governance. We generally will support a director nominee in an uncontested election (i.e., the nominee is unopposed), except where it appears clearly that a director has failed to exercise reasonable judgment, failed to act to protect shareholder interests, or if the nominee would not promote composition of an independent board (i.e., the nominee is not independent and a majority of the board is not independent). Of greater importance, however, is the skill set of the proposed board member. We will also look at the backgrounds of the directors to gauge their business acumen and any special talent or experience that may add value to their participation on the board.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will pay special attention to efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.	Requiring senior executives to hold stock in a company.

2.	Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Capital Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

There are arguments both in favor of and against shareholder rights plans, also known as poison pills. For example, such measures may tend to entrench or provide undue compensation to current management, which we generally consider to have a negative impact on shareholder value. Therefore, our preference is for a plan that places shareholder value in a priority position above interests of management.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 781-416-4000, or by writing us at:

Wellesley Asset Management, Inc.

20 William Street, Suite 310

Wellesley, MA 02481

Attn: Chief Compliance Officer

We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.